UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

SCHEDULE 14A
(RULE 14A-101)
Amendment Number 2

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. 2)

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☐  Definitive Proxy Statement

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☐  Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

HYPERDYNAMICS CORPORATION
(Name of Registrant as Specified in Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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With comments to:

Joel Seidner, Esq.
880 Tully Road #50
Houston, Texas 77079
voice:  (281) 493-1311
fax:  (281) 667-3292

HYPERDYNAMICS CORPORATION
ONE SUGAR CREEK CENTER BOULEVARD, SUITE 125
SUGAR LAND, TX 77478
voice: (713) 353-9400  fax: (713) 353-9421

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MARCH 11, 2009

The Annual Meeting of Stockholders (the "Annual Meeting") of Hyperdynamics Corporation (the "Company") will be held at Sugar Creek Country Club, 420 Sugar Creek Blvd., Sugar Land, TX 77478 on Wednesday March 11, 2009 at 10:00 A.M. (CST), for the following purposes:

(1)	To elect six (6) directors.

(2)
To approve the potential issuance of our common stock equal to 20% or more of outstanding common stock as of May 11, 2008 to Enable Growth Partners LP for less than the greater of book value or market value of the common stock as of May 11, 2008.

(3)	To act upon such other business as may properly come before the Annual Meeting.

Only holders of Common Stock and Series B Preferred Stock of record at the close of business on January 30, 2009 will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, please sign, date and return your Proxy to us promptly.  Your cooperation in signing and returning the Proxy will help avoid further solicitation expense.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE
HELD ON MARCH 11, 2009

Copies of our Notice of Annual Meeting, our Proxy Statement and our Annual Report to Security Holders are available at http://www.hyperdynamics.com/proxy.htm.

BY ORDER OF THE BOARD OF DIRECTORS
s/ Kent Watts
Kent Watts
Chairman of the Board and President

February 3, 2009
Sugar Land, Texas

HYPERDYNAMICS CORPORATION
ONE SUGAR CREEK CENTER BOULEVARD, SUITE 125
SUGAR LAND, TX 77478
voice: (713) 353-9400 fax: (713) 353-9421

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MARCH 11, 2009

This Proxy Statement (the "Proxy Statement") is being furnished to Stockholders (the "Stockholders") in connection with the solicitation of Proxies by the Board of Directors of Hyperdynamics Corporation, a Delaware corporation (the "Company"), for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company at Sugar Creek Country Club, 420 Sugar Creek Blvd., Sugar Land, TX 77478 on Wednesday, March 11, 2009 at 10:00 A.M. (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").  This Proxy Statement and the accompanying form of Proxy (the "Proxy") are first being mailed to Stockholders on or about February 11, 2009.  The cost of solicitation of Proxies is being borne by the Company.

Our Board of Directors has fixed the close of business on January 30, 2009 as the Record Date ("Record Date") for the determination of Stockholders entitled to Notice of and to vote at the Annual Meeting and any adjournment thereof.  As of the Record Date, there were 65,075,861 shares of the Company's Common Stock, par value of $0.001 per share (the "Common Stock"), issued and outstanding.  Each share of Common Stock is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting.  As of the Record Date, there were 2,446.50 shares of the Company's Series B Preferred Stock, par value of $0.001 per share issued and outstanding. Each share of Series B Preferred Stock is entitled to 7,408 votes, or an aggregate of 18,123,672 votes, on all issues requiring a Stockholder vote at the Annual Meeting. Series B Preferred Stock votes along with Common Stock.

The presence, in person or by Proxy, of a majority of the outstanding shares of Common Stock and the presence, in person or by Proxy, of a majority of the outstanding shares of the Series B Preferred Stock on the Record Date is necessary to constitute a quorum at the Annual Meeting.

Common Stockholders and Series B Preferred Stockholders will vote on Proposals 1 and 2.  Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by Proxy in order to be elected.  Stockholders may not cumulate their votes for the election of Directors.  The affirmative vote of a majority of the votes cast in person or by Proxy is required for the approval of Proposals Number 2.

All shares represented by properly executed Proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies.   IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (1) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (2) FOR THE PROPOSAL TO APPROVE THE POTENTIAL ISSUANCE OF OUR COMMON STOCK EQUAL TO 20% OR MORE OF OUTSTANDING COMMON STOCK AS OF MAY 11, 2008 TO ENABLE GROWTH PARTNERS LP FOR LESS THAN THE GREATER OF BOOK VALUE OR MARKET VALUE OF THE COMMON STOCK AS OF MAY 11, 2008.

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment on such matters.

The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a later-dated proxy, (b) by written notice of revocation to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

The shareholder list as of the Record Date will be available for examination by any stockholder at our corporate office, One Sugar Creek Center Boulevard, Suite 125, Sugar Land, TX 77478, beginning February 27, 2009, which is at least ten business days prior to the Meeting Date and the shareholder list will be available at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE
HELD ON MARCH 11, 2009

Copies of our Notice of Annual Meeting, our Proxy Statement and our Annual Report to Security Holders are available at http://www.hyperdynamics.com/proxy.htm.

(1)          TO ELECT SIX (6) DIRECTORS FOR THE ENSUING YEAR

NOMINEES FOR DIRECTOR

The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as Proxies (the "Proxies") and will vote the shares represented by valid Proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by Proxy and entitled to vote in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

The Board of Directors recommends a vote FOR the election of each of the nominees listed below:

Kent Watts
Harry James Briers
Harold A. Poling
Roger D. Friedberger
L. Gene Stohler
Charles H. Andrews

Our Directors are elected annually and hold office until the next annual meeting of our Stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between any of our directors, director nominees and executive officers. Board vacancies are filled by a majority vote of the Board.

Mr. Watts and Mr. Briers are Directors and Executive Officers of the Company. Mr. Friedberger, Mr. Stohler, Mr. Poling and Mr. Andrews are Independent Directors. Sarah Berel-Harrop is our Principal Accounting Officer and Chief Financial Officer.

Executive Officers and Directors.

The following table sets forth the names and positions of each of our Executive Officers and Directors as of the date of this report.

Name	Position	Age

Kent Watts	Director, Chief Executive Officer, Chairman and President	50

Charles H. Andrews	Director	76

Harry J. Briers	Director and Executive Vice President	45

Roger D. Friedberger	Director	57

Harold A. Poling	Director	82

L. Gene Stohler	Director	79

Sarah Berel-Harrop	Chief Financial Officer and Principal Accounting Officer	41

James R. Spear	Executive Vice President of Exploration and Production	61

Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of the Directors and our Executive Officers. Board vacancies are filled by a majority vote of the Board. We have an Audit Committee, a Compensation Committee, and a Nominating Committee.  The Audit Committee Charter is attached hereto as EXHIBIT “A.”

Kent Watts became Chairman of the Board of Directors and was named our President and Chief Executive Officer (CEO) on June 4, 1997. Mr. Watts has been a certified public accountant in Texas since 1985 and a licensed real estate broker since 1979. He received a Bachelor of Business Administration Degree from the University of Houston in 1983. Mr. Watts founded MicroData Systems, Inc., our former subsidiary, in 1988 and was MicroData's CEO until he became President and Chief Executive Officer of Hyperdynamics Corporation. In 2005 he traveled to Guinea and established Hyperdynamics' foreign subsidiary and laid the groundwork for a new 2006 production sharing contract. As our CEO and Chairman of the Board, he remains primarily responsible for managing our strategic direction and focus on the vertical oil and gas industry. Mr. Watts is the founder of American Friends of Guinea, established in March of 2005 as a non-profit with a 501(c) 3 designations for the purpose of making donations for medical relief agendas in the Republic of Guinea. Mr. Watts holds no other public company directorships.

Charles H. Andrews joined the Hyperdynamics Board of Directors in December 2007. Mr. Andrews is a Geoscientist with over forty years experience in the oil and gas exploration and geophysical services industries. From 1987 through the present, Mr. Andrews has been the CEO of Andrews Geoscience, Inc., doing acquisition and processing quality control and interpretation, where he became experienced in 3-D seismic acquisition design and processing. Mr. Andrews is the principal owner of Andrews Geoscience, Inc. From 1997 through 2002, he joined Seismic Ventures, Inc. as Chief Geophysicist. As Chief Geophysicist and later Geophysical Advisor/Corporate Development, he evaluated seismic processing programs, performed design for seismic acquisition surveys, and evaluated business opportunities involving data purchases, vendor outsourcing, and use of 4D (Time lapse) seismic data. From 2002 through the present, Mr. Andrews has been with Seismic Wavelet Imaging, Inc. where he is currently a V.P. Seismic Wavelet Imaging, Inc. provides seismic processing to enhance the resolution of seismic data. From 2007 though the present, he has been with Precision Wells, Inc. where he is V.P. of Geophysics. Mr. Andrews holds no other public company directorships.

Harry James Briers has been a Director since March 2, 2000. He began as our Director of Integrated Information Systems when he joined us in May 1998. He was elected as Vice President of Operations for Hyperdynamics Corporation in 1999. He became our Executive Vice President in October 2002. From 1988 until May 1998, Mr. Briers owned and operated Perfect Solutions, a software consulting firm in Houston, Texas. He has extensive experience in the sale and implementation of mission critical software applications. Prior work experience included consulting for Ernst & Young in its Entrepreneurial Services Group. Mr. Briers has a B.S. in Accounting and an MBA from the University of Houston-Clear Lake. As Executive Vice President, he is responsible for managing the daily operations of the organization. Mr. Briers holds no other directorships.

Harold “Red” Poling is retired Chairman and Chief Executive Officer of Ford Motor Co. and has served as a member of the Board of Directors of Hyperdynamics since June 2004. Mr. Poling is a Director of Eclipse Aviation Corp., a private jet aircraft manufacturer. He is a past director of Shell Oil Company, ArvinMeritor, Kellogg and Flint Ink Corp. Mr. Poling is a member of the Board of Directors and a Trustee of William Beaumont Hospital. He is a member of the Board of Trustees of Spring Arbor University and a director of the Monmouth (IL) College Senate. Mr. Poling holds no other public company directorships.

L. Gene Stohler is an executive serving the automotive industry and has been a member of the Board of Directors of Hyperdynamics since 2006. Mr. Stohler serves on the advisory board of Schultze Asset Management, LLC. Mr. Stohler retired in 2003 from Masco Corporation, where he was Vice President, Marketing and Planning, in the Automotive Group. He also has held senior positions in automotive equipment and parts sales and marketing for Rockwell International and ITT Automotive. Early in his career, Mr. Stohler provided marketing, sales and manufacturing support for the inventor of the cruise control system. He is a past board member of the Automotive Hall of Fame, Oakland University and Breed Technologies, a supplier of safety equipment to the automotive industry. Mr. Stohler holds no other public company directorships.

Roger D. Friedberger joined the Board of Directors in June 2008.  Mr. Friedberger has been since March 2008 the Chief Financial Officer of GrowthForce LLC, an accounting services company.  Previously from 1996 to 2004 he was the Chief Financial Officer of ILOG S.A (NASDAQ: ILOG), and from October 2005 to Decenber 2006 he was the Chief Financial Officer of SPL WorldGroup which was acquired by Oracle in November 2006. He also has  served from April to September 2005 as the interim Chief Financial Officer of Insignia Solutions, which company he took public on NASDAQ in 1995. From March to November 2007 he was the Chief Financial Officer of Realm Business Solutions and from January 2004 to September 2005 he served as the Chief Financial Officer of  MailFrontier, both private venture capital backed companies. Mr. Friedberger holds no other public company directorships. He has a Bachelor of Commerce degree (Accounting) from the University of Leeds, England (1972).  Mr. Friedberger qualified as a California CPA in 1977 and as a Chartered Accountant in England and Wales in 1975. Mr. Friedberger has been since November 2008 the Chief Financial Officer of Encore Power Development, LLC, a wind energy company, and since March 2008 the Chief Financial Officer of GrowthForce LLC, an accounting services firm.

Sarah Berel-Harrop has been our Corporate Secretary since 2006 and was appointed Chief Financial Officer in June 2008. Prior to holding these positions, she was self-employed as a consultant to us since 2001 in the fields of accounting and SEC compliance. She holds a Bachelor of Arts degree in comparative literature from Cornell University and a Master of Business Administration degree from University of Texas at Austin. Ms. Berel-Harrop is a member of the American Society for Quality, the Institute of Management Accountants and the Texas Society of Certified Public Accountants.

James R. Spear was appointed Executive Vice President of Exploration and Production in March 2008. He joined Hyperdynamics in November 2007. From 2007 through his appointment as our V.P. in March 2008, Mr. Spear was self-employed as a Geophysical / Geological consultant doing business under the name of Devon Petroleum Consultants. In 2007, he was also Vice President of Exploration and Prospect Generation for Providence Energy Group in frontier basin plays in Belize and Alaska. During 2006 and 2007, Mr. Spear was a Senior Geophysical/Geological Advisor to Shell Deepwater New Ventures as an experienced staff member assigned to working deepwater exploration and prospect generation in Four Corners area (inclusive of Keathley Canyon, Alaminos Canyon, East Breaks, and Garden Banks areas). During 2005, Mr. Spear worked for Maersk Oil and Gas where he worked projects in UltraDeep Gulf of Mexico in the Walker Ridge, Green Canyon, and Atwater Valley OCS blocks targeting sands at prospect depths of 31,000’ thru salt canopy at edge of Sigsbee Escarpment. From 1998 through 2004, Mr. Spear was self-employed as a Geophysical / Geological consultant doing business under the name of Devon Petroleum Consultants.

The Board has not adopted formal policies with regard to shareholder communications with individual Board members. However, we are currently in the process of developing these policies and procedures.

The Board of Directors held meetings on 10 occasions during the fiscal year ended June 30, 2008. The Board of Directors also took action by written consent on 13 occasions during the fiscal year ended June 30, 2008. No incumbent director missed more than 75% of the meetings of the Board in the past year.

We encourage members of the Board of Directors to attend our annual meetings. Four out of our six directors attended our last annual meeting on February 20, 2008.

 Director Independence

Our common stock is listed on the NYSE Alternext, formerly known as the American Stock Exchange. We use SEC Rule 10A-3 and the AMEX definition of Independent Director in determining whether a Director is independent in the capacity of Director and in the capacity as a member of a board committee. In determining Director independence, we have not relied on any exemptions from any rule’s definition of independence. In addition to the requirements of SEC Rule 10A-3 under the Securities Exchange Act of 1934, the AMEX rules provide that "Independent Director" means a person other than an executive officer or employee of the company.

Directors serving on our audit committee must also comply with additional AMEX requirements as follows:

(a)           The Director must not have participated in the preparation of our financial statements or any current subsidiary at any time during the past three years; and

(b)           The Director is able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement.

We have a total of six directors, four of whom are Independent Directors. Our Independent Directors are: Charles Andrews, Roger Friedberger, Harold A. Poling, and L. Gene Stohler.

Our Audit Committee members are Mr. Andrews, Mr. Stohler and Mr. Friedberger (since June 2008). All committee members are independent. Mr. Friedberger is the financial expert based on his work as Chief Financial Officer at public companies. The Audit Committee has a written charter, which was included in our proxy statement filed on December 28, 2004. During the year ended June 30, 2008, the Audit Committee met 5 times and took action by Unanimous Consent 1 time.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing  Standards, AU § 380), as may be modified or supplemented.  The Audit Committee has received the written disclosures and the letter from the independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.  Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

Members of the Audit Committee:

Charles H. Andrews
L. Gene Stohler
Roger D. Friedberger

Our Compensation Committee members are Mr. Stohler and Mr. Andrews. All committee members are independent. During the year ended June 30, 2008, the Compensation Committee met 10 times and took action by Unanimous Consent 3 times.  The Compensation Committee Charter is attached hereto as EXHIBIT “F.”

Our Nomination Committee members are Mr. Stohler and Mr. Andrews. All committee members are independent. During the year ended June 30, 2008, the Nomination Committee met 4 times and took no actions by Unanimous Consent.  The Nomination Committee does not have a charter.  We intend to adopt such a charter in 2009.

Equity Compensation Plan Information

The following table gives aggregate information under all equity compensation plans of Hyperdynamics as of June 30, 2008.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
	A	B	C
Equity compensation plans approved by security holders	3,810,839	3.60	7,140,155
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,810,839	3.60	7,140,155

The Stock and Stock Option Plan (the “1997 Plan”) of Hyperdynamics was adopted May 7, 1997 and amended on December 3, 2001, on January 21, 2005, and on February 20, 2008. The total number of shares issuable under the Plan, as amended, is 14,000,000 and the current expiration date of the 1997 Plan is May 7, 2010. Under the 1997 Plan, the Compensation Committee of the Board of Directors, which is comprised of independent directors, may grant common stock, warrants, or options to employees, directors, or consultants. Under the Plan, options will vest over a five year or other negotiated period and will have a strike price set at the time of grant based on the then current market value of the stock.

Shareholders approved the adoption of the 2008 Restricted Stock Award Plan (the “2008 Plan”) at Hyperdynamics’ Annual Meeting on February 20, 2008. The total number of shares issuable under the 2008 Plan is 3,000,000. The Plan expires on February 20, 2018. Under the 2008 Plan, the Compensation Committee of the Board of Directors, which is comprised of independent directors, may grant common stock, warrants, or options to employees, directors, vendors, or consultants.

The following table provides a reconciliation of the securities available for issuance as of June 30, 2008 under the Plans.

	1997 Plan	2008 Plan	All Plans
Shares available for issuance, June 30, 2007	4,453,311	-	4,453,311
Increase in shares issuable	4,000,000	3,000,000	7,000,000
Shares issued	(428,664)	(73,653)	(502,317)
Options outstanding	(3,810,839)	-	(3,810,839)
Shares available for issuance, June 30, 2008	4,213,808	2,926,347	7,140,155

The purpose of the Plans are to further our interest, and the interest of our subsidiaries and our stockholders by providing incentives in the form of stock or stock options to key employees, consultants, directors, and vendors who contribute materially to our success and profitability. We believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel as employees, independent consultants, and attorneys. The issuance of stock and grants of options and warrants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. We pay wages, salaries, and consulting rates that we believe are competitive. We use the Plans to augment our compensation packages.

Section 16(a) Beneficial Ownership Reporting Compliance.

We have reviewed the Forms 3, 4 and 5 submitted to us relating to fiscal 2008. We have found that Harry Briers, Harold Poling, L. Gene Stohler, Steven Plumb (CFO through June 19, 2008), TW Trust, Tyler Watts, Angela Watts, TWJ Navigation, Inc., Sarah Berel-Harrop, Roger Friedberger, Charles Andrews, James Spear, and Kent Watts have filed all required Forms 3, 4 and 5 during fiscal 2008.

The following table summarizes the results of our review for late filings of Forms 3, 4, and 5:

Name	Form Type	Number of forms filed late	Number of late transactions reported late

Kent Watts	4	3	5
Harold Poling	4	2	2
Steven Plumb	4	1	1

Code of Ethics.

We have adopted a Code of Ethics for our senior Executive Officers and Financial Officers, which was filed in our 10-KSB Amendment Number 1 on May 16, 2005. We will provide without charge a copy of our Code of Ethics upon request. Such request should be directed in writing to: Sarah Berel-Harrop, Hyperdynamics Corporation, One Sugar Creek Center Blvd., #125, Sugar Land, Texas 77478, voice: (713) 353-9400, fax: (713) 353-9421. Our Web site is  www.hyperdynamics.com.

COMPENSATION DISCUSSION AND ANALYSIS

Our C D & A discusses the compensation for our Named Executive Officers (NEO’s), who are the Chief Executive Officer, the Chief Financial Officer, our other Executive Officers, and the three most highly compensated officers who are not executive officers.

1)	Kent P. Watts, CEO, who has been CEO since June 1997;
2)	Steven M. Plumb, who served as a contract CFO for Hyperdynamics from November 2005 through June 2008;
3)	Sarah Berel-Harrop, who has served as CFO for Hyperdynamics from June 2008 through the present, and served as Corporate Secretary/Treasurer since 2006;

Executive Officers
4)	Harry Briers, who has served as Executive Vice President since October 2002;
5)	James R. Spear, who joined Hyperdynamics in November 12007 and who has served as Executive Vice President of Exploration and Production since March 2008;

Other most compensated officers
6)	Famourou Kourouma, who has served as Vice President of Guinea Affairs since August 2005 and was named Vice President of African Affairs in May 2008; and
7)	Aissata Beavogui, who served as CFO of our subsidiary, SCS Corporation, from August 2007 through March 2008.

In this CD & A, the terms “we” and “our” refer to Hyperdynamics Corporation, and not the Compensation Committee.

Compensation Objectives and Elements

What are the objectives of our executive officer compensation program?

The objectives of the Compensation Committee of the Board of Directors in determining executive compensation are to (1) attract and retain key individuals who are important to the continued success of Hyperdynamics, and (2) provide strong financial incentives, at reasonable cost to the shareholders, for senior management to enhance the value of the shareholders’ investment.

What is our executive officer compensation program designed to reward?

Our compensation program is designed to reward individuals for the achievement of our business goals and to foster continuity of management by encouraging key individuals to maintain long-term careers with Hyperdynamics.

What are the elements of our executive officer compensation program and why do we provide each element?

The elements of compensation that the Committee uses to accomplish these objectives include base salaries, bonus, and long term incentives in the form of stock and stock options. We also provide perquisites to certain executives and health and insurance to all employees.  The elements of compensation that we offer help us to attract and retain our officers.  The specific purpose of each element is outlined below.

Base Salaries

We provide fixed annual base salaries as consideration for each individual’s performance of his or her job duties.  Salaries are set based on level of responsibility, skills, knowledge, experience, and contribution to Hyperdynamics’ business.

Bonus

Bonus may be awarded as part of annual salary and it is a component of variable compensation. Bonuses have not been awarded in any year presented.  The employment agreement for Kent Watts, the CEO, provides for a bonus formula of 1% of net income per year.  The employment agreement for James Spear, the Executive Vice President of Exploration and Production, provides for bonuses upon the achievement of specific performance criteria.  There are no set bonus formulas for any other employee.

Long-term Incentives

We provide long-term incentives in the form of stock and stock options; customarily stock options. Long-term incentives are a component of variable compensation because the amount of income ultimately earned is dependent upon and varies with Hyperdynamics’ common stock price over the term of the option.  The stock option awards tie a portion of executive compensation to the stock price and accordingly the financial results of the company.  Additionally, stock option awards align the interests of the executives with those of the shareholders.  Hyperdynamics does not use a formula to determine stock and stock option awards to executives.   Stock option awards are not designed to be tied to yearly results.  Hyperdynamics views stock option awards as a means to encourage equity ownership by executives and thus to generally align the interests of the executives with the shareholders.

Hyperdynamics’ Stock and Stock Option Plan authorizes the Compensation Committee to grant stock options, restricted stock, and S-8 registered stock to officers and other key employees. The Committee implements this authority by awarding stock options designed to tie the interests of all senior executives to the long-term consolidated financial results of the company.  This is accomplished by awarding stock options, which rise in value based upon the market price of Hyperdynamics’ common stock, on a systematic basis.

Hyperdynamics also has a Restricted Stock Award Plan, under which it can award stock options, warrants, and restricted stock to employees, consultants, and vendors. The Committee implements this authority by awarding stock options designed to tie the interests of all senior executives to the long-term consolidated financial results of the company.

We report the estimated fair value of our stock option grants, as determined for accounting purposes in accordance with SFAS 123R, using the Black-Scholes option pricing model, in the Summary Compensation Table and the Grants of Plan-Based Awards table.  The amount reflected for accounting purposes does not reflect whether the executive has or will realize a financial benefit from the awards.  Because stock option awards are made at a price equal to or above the market price on the date of grant, stock options have no intrinsic value at the time of grant.  We believe the potential appreciation of the option awards over the stock price provide motivation to executives.

Perquisites

Perquisites are determined on a case by case basis and currently include the following:

In accordance with their negotiated contracts, Harry Briers and Kent Watts are provided company cars.

Mr. Watts’ employment package also provides for Hyperdynamics to pay for a country club membership for Mr. Watts.  Hyperdynamics did not pay for this perquisite prior to June 30, 2008.

Subsequent to June 30, 2008, Hyperdynamics entered into a new employment agreement with Mr. Famourou Kourouma which provides for Hyperdynamics to pay for roundtrip airfare to Guinea for Mr. Kourouma’s family twice a year; this perquisite has an approximate value of $30,000 per year.  Mr. Kourouma will also receive up to $5,000 of moving expenses should Mr. Kourouma opt to move his family to Guinea.

How do we determine the amount for each element of executive officer compensation?

Our policy is to provide compensation packages that are competitively reasonable and appropriate for our business needs.  We consider such factors as competitive compensation packages as negotiated with our officers; evaluations of the CEO and other executive officers; achievement of performance goals and milestones as additional motivation for certain executives; officers’ ability to work in relationships that foster teamwork among our executive officers; officers’ individual skills and expertise, and labor market conditions.  We do not, at this time, engage a third-party compensation consultant.

During the years ended June 30, 2006, 2007, and 2008, total executive compensation consists of base salary and option awards.  Generally, the option awards for executive are a quarterly award for a certain number of shares, as negotiated in the executive’s contract, with an exercise price based on the market price on the grant date.  Because of the simplicity of the compensation package, there is very little interaction between decisions about the individual elements of compensation.

Hyperdynamics’ Compensation Committee, in August 2006, negotiated a new employment agreement with Hyperdynamics’ CEO, Kent Watts.  The Compensation Committee  researched the compensation packages of CEO’s of companies with a similar market capitalization as a starting point for its deliberations and concluded that a base salary at $250,000 per year was adequate compensation for Mr. Watts.  The base salaries of other named executives are recommended by the CEO.  They are determined based on a qualitative assessment of the individual’s level of responsibility, skills, knowledge, experience, and contribution to Hyperdynamics’ business.  Each individual’s salary as a proportion of CEO pay reflects this assessment.

Options to purchase a predetermined number of shares of common stock at fair market value vest on a quarterly basis.  The number of options per quarter for the CEO was determined by the Compensation Committee.  The number of options per quarter for the CEO’s subordinate officers are recommended by the CEO and are based upon a qualitative assessment of the individual’s level of responsibility, skills, knowledge, experience, and contribution to Hyperdynamics’ business.  Also, certain executives have unvested stock option awards whose vesting is contingent upon the satisfaction of performance conditions.

The following table reflects each named officer’s base salary and option package as of June 30, 2008:

	Base salary	% of CEO amount	Options per quarter	% of CEO amount
Kent P. Watts, Chairman, Pres. & CEO	$250,000	100%	40,000	100%
Harry James Briers, Executive Vice President	190,000	76%	25,000	63%
James R. Spear, Executive VP of Exploration and Production	185,000	74%	30,000	75%
Sarah Berel-Harrop, Chief Financial Officer	175,000	70%	20,000	50%
Famourou Kourouma, Vice President of African Affairs	114,000	46%	-	0%

Performance-based Compensation

The employment agreement for James Spear, the Executive Vice President of Exploration and Production, provides for bonuses upon the achievement of specific performance criteria as follows:

Bonus1:
$75,000
Due upon the completion of the minimum work required in the 1st exploration period of the 2006 PSC.  Acquire seismic, process it, and interpret it.   This may be paid at the option of the company with S8 registered free trading stock.
Bonus2:
$75,000
Due upon the signing of a drilling contract by Hyperdynamics or any of its oil company partners. This may be paid at the option of the company with S8 registered free trading stock.
Bonus3:
$75,000
Due upon completion of any farmouts.  This may be paid at the option of the company with S8 registered free trading stock.
Bonus4:
$75,000 for each drilling operation that turns the bit to the right offshore Guinea. This may be paid at the option of the company with S8 registered free trading stock.

The employment agreement for Famourou Kourouma, the Vice President for African Affairs, includes warrants that vest upon the satisfaction of performance-based criteria as follows:

Description of Warrant A package:
300,000 warrants for one common stock share each with a 3 year term from date of vesting, for the right to purchase the Company’s restricted common stock for a price of $5 per share.

Vesting of Warrant Package A:
Employee must be employed by the Company at the time of vesting. If the employee is terminated prior to vesting, the warrant package and rights pertaining to it will be void. Warrant A package will vest upon either the signing of a management contract for the Company or its subsidiaries to manage the area to be surrendered under the 2006 PSC;  or it is determined between the government of Guinea and the Company what the definition of what the Company’s “priority right of participation” means as long as it is interpreted to mean at least that the Company is compensated a minimum of a 5% royalty on all the surrendered area.

Description of Warrant B package:
300,000 warrants for one common stock share each with a 3 year term from date of vesting, for the right to purchase the Company’s restricted common stock for a price of $10 per share.

Vesting of Warrant Package B:
Employee must be employed by the Company at the time of vesting. If the employee is terminated prior to vesting, the warrant package and rights pertaining to it will be void. Warrant A package must be vested first, then Warrant B will vest upon a commercial discovery in the contract area defined by the 2006 PSC or any amendments thereto. If Warrant A never vests then Warrant Be will never vest.

Administration of Executive Compensation

The Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluates the CEO’s performance and sets his compensation. The Committee also reviews the CEO’s recommendations for and sets the salaries of other key officers.

CEO involvement in compensation decisions

The CEO attends Committee meetings and makes recommendations to the Committee concerning the employment packages of all subordinate officers. Neither the CEO nor any other company officer or employee attends periodic executive sessions of the Committee.

How compensation or amounts realizable from prior compensation are considered

The amount of past compensation generally does not affect current year considerations because bonuses and long term incentives are awarded for each individual fiscal year’s job performance and because stock awards are consistent from year to year.

Tax considerations

The company’s compensation plans are designed generally to ensure full tax deductibility of compensation paid under the plans. This includes compliance with Section 162(m) of the Internal Revenue Code, which limits the company’s tax deduction for an executive’s compensation to $1 million unless certain conditions are met. For fiscal year 2008 the full amount of all compensation provided to all executives was tax deductible to the company.

Timing, grant date, and exercise price for stock option awards

Our policy is to award stock options quarterly on the same day of the quarter, either the last day of the quarter or the first day of the quarter, for each awardee.  The number of shares per quarter is awarded is determined at the time the employment agreement with the executive is negotiated.  Stock option exercise prices are the closing price on the date of grant.  We also have made certain awards based on the completion of performance criteria.

Analysis of variations in individual NEO’s compensation

Each NEO’s compensation is detailed in the Executive Compensation Tables.  Each NEO’s contract is described under the caption Agreements with Executives and Officers.  Factors to consider when reviewing the tables follow:

1)
The Compensation Committee considered and approved a new contract for Mr. Kent Watts in August 2006.  Mr. Watt’s base salary had not changed since 1999 and was adjusted to reflect current conditions; accordingly, his salary increased by approximately $150,000 per year.  Additionally, beginning in the year ended June 30, 2007, Mr. Watts received a company car and options to purchase 40,000 shares of common stock each quarter.

2)
The Compensation Committee considered and approved a new contract for Mr. Harry Briers in October 2006.  Mr. Briers’ base salary had not changed since 1999 and was adjusted to reflect current conditions; accordingly, his salary increased by approximately $100,000 per year. In the years ended June 30, 2007 and  June 30, 2008, Mr. Briers was provided with a company car, the cost of which is included in the Summary Compensation Table.

3)	Stock options awarded to Mr. Famourou Kourouma vested on an accelerated schedule during September 2006, which resulted in higher stock-based compensation costs in the year ended June 30, 2007.
4)	Mr. Steven Plumb, our contract CFO, was engaged on a part-time basis, and his compensation level reflects that fact.
5)	Mr. James Spear’s hire date was November 1, 2007; accordingly, his compensation is for approximately half a year.
6)	Ms. Berel-Harrop’s compensation reflects her prior position with Hyperdynamics; her tenure as Chief Financial Officer began on June 25, 2008.

 The Compensation Committee took action on matters affecting fiscal year 2008 executive compensation on the following dates:

Date	Committee Action

June 25, 2008	Approved Executive Employment Agreement for Sarah Berel-Harrop

 COMPENSATION TABLES

 The following tables show salaries, bonuses, incentive awards, retirement benefits and other compensation relating to fiscal year 2008 for the Chief Executive Officer, Chief Financial Officer and the other named executive officers.  Columns for which there was no compensation have been omitted.

SUMMARY COMPENSATION TABLE

Name &Principal Position	Year	Salary	Stock Awards	Option Awards	All Other Compensation	Total
(a)	(b)	($) (c)	($) (e)	($) (f)	($) (i)	($) (j)
Kent Watts Chairman, Pres. & CEO (1)	2008	$250,000	-	$140,158	$17,148	$407,306
Kent Watts Chairman, Pres. & CEO (1) (4)	2007	251,939	-	236,355	17,814	506,108
Kent Watts Chairman, Pres. & CEO(2) (4)	2006	102,600	16,000	-	15,470	134,070
Harry Briers Exec. Vice Pres. (3)	2008	190,000	-	87,600	13,458	291,058
Harry Briers Exec. Vice Pres. (3) (4)	2007	188,173	-	109,677	7,207	305,057
Harry Briers Exec. Vice Pres. (3) (4)	2006	98,654	16,000	-	-	114,654
Steven Plumb CFO (5) (6)	2008	78,588	-	115,680	-	194,268
Steven Plumb CFO (5)	2007	78,647	-	-	-	78,647
Steven Plumb CFO (5)	2006	59,256	-	142,523	-	201,779
Sarah Berel-Harrop, CFO(6)	2008	83,474	-	72,300	-	153,774
James R. Spear, Exec. VP	2008	118,826	-	95,539	-	214,366
Famourou Kourouma, VP(7)	2008	111,500	-	123,804	-	235,304
Famourou Kourouma, VP(7)	2007	92,846	-	521,924	-	614,770
Famourou Kourouma, VP(7)	2006	47,579	-	54,552	-	102,131
Aissata Beavogui(7) (8)	2008	58,304	-	74,517	-	132,821

Columns (e) and (f): Effective July 1, 2005, the company adopted Statement of Financial Accounting Standards No. 123R, Share-Based Payment  (FAS No. 123R), which requires the company to recognize compensation expense for stock options and other stock-related awards granted to employees and directors based on the estimated fair value of the equity awards at the time of grant. The assumptions used to determine the valuation of the awards are discussed in note 11 to the Consolidated Financial Statements. The amounts shown in these columns are the dollar amounts recognized by the company for financial statement reporting purposes with respect to fiscal years 2006, 2007, and 2008 for each named executive in accordance with FAS 123R. Such amounts do not correspond to the actual value that will be recognized by the named executives.

Column (i): Payments made on a company leased vehicle for the executive.

(1) On August 10, 2006, our Compensation Committee approved a new Chief Executive Employment Agreement for Kent Watts. The contract provides for a base salary of $250,000 annually with a performance based incentive salary based on 1% of adjusted net income.

(2) On July 21, 1999, our Board of Directors unanimously agreed to the terms of an “Executive Employment Agreement” for Kent Watts. The Agreement was duly executed on July 21, 1999 which establishes Mr. Watts as our President and Chief Executive Officer. The contract provides for a base salary of $100,000 annually with a performance based incentive salary based on 5% of adjusted net income, up to an additional $100,000 in salary. Therefore, maximum salary under the Agreement is $200,000 annually. This Agreement was in force during the year ended June 30, 2006.

(3) On October 7, 2006, our Compensation Committee approved a new Executive Vice President Employment Agreement for Harry Briers. The contract provides for a base salary of $190,000 annually.

(4) For the year ended June 30, 2006, Mr. Briers and Mr. Watts each received 8,244 shares of common stock as $16,000 compensation for Board of Directors service.

(5) We had a contract with Clear Financial Solutions, Inc., a company owned by Mr. Plumb, which has agreed to provide us with a “contract” CFO, namely Mr. Plumb. We paid a fee directly to Clear Financial Solutions, Inc. in the estimated amount of approximately $3,300 to $5,500 per month for Mr. Plumb's services as our CFO and some additional services provided to us by Clear Financial Solutions, Inc. The amounts reflected in the summary compensation table are actual billed amounts from Clear Financial Solutions. Mr. Plumb resigned as CFO on June 19, 2008. Compensation for the year ended June 30, 2008 includes severance pay of $10,916.

(6) Mr. Plumb resigned as CFO on June 19, 2008. Ms. Berel-Harrop was appointed as CFO on June 20, 2008.

(7) Mr. Kourouma and Ms. Beavogui were not executive officers during the fiscal year. They are considered named executives based on their compensation.

(8) Ms. Beavogui was the Chief Financial Officer of SCS Corporation from August 2007 through March 2008. She resigned in March 2008.

Bonuses and Stock Awards

The following tables show cash and stock awards made to the named executives in fiscal year 2008, their outstanding equity awards at the end of fiscal year 2008, and the gains attributable to stock options they exercised during fiscal year 2008.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2008

					Under Non-Equity Incentive Plan Awards

						All Other Option Awards:

Name	Action Date	Grant Date	Threshold	Target	Maximum	Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value Awards of Stock & Options
(a)	(b)	(b)	($) (c)	($) (d)	($) (e)	(#)(f)	($/Share) (g)	($) (h)
Kent P. Watts	08/10/06	07/02/07				40,000	$3.01	$62,108
Kent P. Watts	08/10/06	10/01/07				40,000	2.84	48,070
Kent P. Watts	08/10/06	1/02/08				40,000	2.00	21,399
Kent P. Watts	08/10/06	4/01/08				40,000	2.00	8,581

Harry Briers	10/07/06	07/02/07				25,000	3.01	38,818
Harry Briers	10/07/06	10/01/07				25,000	2.84	30,044
Harry Briers	10/07/06	1/02/08				25,000	2.00	13,375
Harry Briers	10/07/06	4/01/08				25,000	2.00	5,363

Steven Plumb	07/09/07	07/09/07				80,000	2.80	115,680
Sarah Berel-Harrop	07/09/07	07/09/07				50,000	2.80	72,300
James R. Spear	11/01/07	11/01/07(1)				50,000	2.11	42,324
James R. Spear	11/01/07	12/31/07				30,000	1.60	19,148
James R. Spear	11/01/07	03/31/08				30,000	1.18	12,899
James R. Spear	11/01/07	06/30/08				30,000	1.69	21,168
Aissata Beavogui (2)	08/07/07	08/08/07				75,000	2.88	89,418

Column (b): For option awards, the Action Date is the day the Compensation Committee approved the executives’ contracts. The contracts specify that the options will be granted on the first business day of each quarter, except as noted:

(1) First option award occurred on the date the executive’s contract was approved

Columns (f) thru (h): Each named executive received stock options in accordance with his employment contract’s provisions. The exercise price is the greater of $2.00 per share or the closing bid price on the date of grant, for Mr. Briers and Mr. Watts. The exercise price is the closing bid price on the date of grant for all other recipients.

(2) Ms. Beavogui resigned in March 2008. Options to purchase 50,000 shares vested during her tenure in accordance with a vesting schedule stipulated in her contract. All of her options expired unused when she resigned. The expense associated with the vested options was $52,009.

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

Name	No. of Securities Underlying Unexercised Options Exercisable	No. of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
(a)	(#)(b)	(#)(c)	($/Share) (d)	(e)	(#)(f)	($) (g)
Kent P Watts	40,000		$2.20	08/14/09
Kent P Watts	40,000		2.74	10/02/09
Kent P Watts	40,000		2.23	01/03/10
Kent P Watts	40,000		2.00	04/03/10
Kent P Watts	40,000		3.01	07/02/10
Kent P Watts	40,000		2.84	10/01/10
Kent P Watts	30,000		2.00	1/02/11
Kent P Watts	40,000		2.00	4/01/11
Harry Briers	25,000		2.88	10/09/09
Harry Briers	25,000		2.23	01/03/10
Harry Briers	25,000		2.00	04/03/10
Harry Briers	25,000		3.01	07/02/10
Harry Briers	25,000		2.84	10/01/10
Harry Briers	25,000		2.00	1/02/11
Harry Briers	25,000		2.00	4/01/11
Steven Plumb	None
Sarah Berel-Harrop	22,000		2.15	07/07/09
Sarah Berel-Harrop	50,000		2.80	07/09/10
James R. Spear	50,000		2.11	11/01/10
James R. Spear	30,000		1.60	12/31/10
James R. Spear	30,000		1.18	03/31/11
James R. Spear	30,000		1.69	06/30/11
Famourou Kourouma	360,000		1.00	09/22/08
Famourou Kourouma		300,000	5.00	TBD (1)
Famourou Kourouma		300,000	10.00	TBD (1)

Column (b): options were granted three years prior to the expiration date and vested immediately.

(1)	Options vest upon satisfaction of performance conditions. They will expire three years from the vesting date.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR 2008

Name	No. of Shares Acquired on Exercise	Value Realized on Exercise	No. of Shares Acquired on Vesting	Value Realized on Vesting
(a)	(#)	($)	(#)	($)

Kent P Watts	369,333	$1,023,052
Harry Briers	368,918	1,006,873

During July 2007, Mr. Watts effected a cashless exercise of options to purchase 400,000 shares with exercise price of $.23 when the stock price was $3.00. Net issuance was 369,333 shares of common stock.

During July 2007, Mr. Briers effected a cashless exercise of options to purchase 400,000 shares with exercise price of $.23 when the stock price was $2.96. Net issuance was 368,918 shares of common stock.

AGREEMENTS WITH EXECUTIVES AND OFFICERS

On August 10, 2006, our Compensation Committee approved a new Chief Executive Employment Agreement for Kent Watts. The contract has an initial term of three years. The contract provides for a base salary of $250,000 annually with a performance based incentive salary based on 1% of adjusted net income. Mr. Watts also will receive 40,000 options to purchase Hyperdynamics common stock each quarter during the term of the agreement. Option exercise prices are the higher of the closing market price on the grant date or $2.00 per share, the options vest immediately upon grant, and they have a term of three years. Mr. Watts has a severance agreement. Under the terms of the severance agreement, Mr. Watts will receive his base salary and health insurance costs for two years from the date of termination by Hyperdynamics for a reason other than cause, death, or disability. Additionally, in the event there is a “Good Reason”, such as a change of control or a requirement to relocate, Mr. Watts may terminate the contract and receive severance benefits for two years from the date of termination.

On October 7, 2006, our Compensation Committee approved a new Executive Vice President Employment Agreement for Harry Briers. The contract has an initial term of two years. The contract provides for a base salary of $190,000 annually. Mr. Briers also will receive 25,000 options to purchase Hyperdynamics common stock each quarter during the term of the agreement. Option exercise prices are the higher of the closing market price on the grant date or $2.00 per share, the options vest immediately upon grant, and they have a term of three years. Mr. Briers has a severance agreement. Under the terms of the severance agreement, Mr. Briers will receive his base salary costs for one year from the date of termination by Hyperdynamics for a reason other than cause, death, or disability. Additionally, in the event there is a “Good Reason”, such as a change of control or a requirement to relocate, Mr. Briers may terminate the contract and receive severance benefits for one year from the date of termination.

On November 1, 2007, we entered into an employment agreement with Mr. James R. Spear. The agreement has an initial term of three years. Under the agreement, Mr. Spear’s base salary is $185,000 per year. Mr. Spear will receive performance bonuses of up to $300,000 based upon the achievement of particular criteria. He also received options to purchase 50,000 shares of Hyperdynamics common stock upon signing of the contract and he will receive options to purchase 30,000 shares of Hyperdynamics common stock each quarter during the life of the contract. Option exercise prices are the closing market price on the grant date, the options vest immediately upon grant, and they have a term of three years. There is no severance agreement with Mr. Spear. Hyperdynamics may terminate Mr. Spear at any time by providing notice as stipulated in the contract. During September 2008, the Compensation Committee approved the grant of additional options to purchase up to 150,000 shares of common stock that will vest upon the achievement of certain performance conditions. The exercise price will be the closing market on the date the conditions are achieved and the option term will be three years from the vesting date.

On June 25, 2008, we entered into an employment agreement with our new Chief Financial Officer, Sarah Berel-Harrop. The agreement has an initial term of two years. Under the agreement, her base salary is $175,000 per year. $100,000 per year is payable in cash and $75,000 per year is payable in stock. She also will receive 20,000 options to purchase Hyperdynamics common stock each quarter during the term of the agreement. Option exercise prices are the higher of the closing market price on the grant date or $2.00 per share, the options vest immediately upon grant, and they have a term of three years. There is no severance agreement with Ms. Berel-Harrop. Hyperdynamics may terminate Ms. Berel-Harrop at any time by providing notice as stipulated in the contract.

We had a one year contract (renewing in November 2006) with Clear Financial Solutions, Inc., a company owned by Mr. Plumb, which has agreed to provide us with a so called “contract” CFO, namely Mr. Plumb. We paid a fee directly to Clear Financial Solutions, Inc. in the estimated amount of approximately $3,300 to $4,900 per month for Mr. Plumb's services as our CFO and some additional services provided to us by Clear Financial Solutions, Inc. The CFO contract renewed in November 2007 with fees increased to approximately $5,500 per month. The contract terminated with Mr. Plumb’s resignation in June 2008.

In August 2005, we hired Mr. Famourou Kourouma as our Vice President of Guinea Affairs. He later became Vice President of African Affairs. We entered into a new employment agreement with Mr. Kourouma in December 2006. The agreement term is two years. Under this agreement, he received a base salary of $84,000 per year and a subsidy of $2,500 per month while in Guinea. He may also receive up options to purchase up to 600,000 shares of Hyperdynamics common stock based on the achievement of certain performance criteria.  We have determined that Mr. Kourouma is not an executive officer.

In August 2006, we hired Ms. Aissata Beavogui as our new Vice President and Chief Financial Officer for SCS Corporation. The agreement term was for two years. Under the agreement, Ms. Beavogui would receive a base salary of $54,000 per year and a subsidy of $2,500 per month while in Guinea. She also will receive options to purchase up to 75,000 shares of Hyperdynamics’ common stock that vest between September 2007 and August 2008. We have determined that Ms. Beavogui is not an executive officer. The contract terminated with Ms. Beavogui’s resignation in March 2008.

SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

Hyperdynamics has a severance agreement with its CEO, Kent Watts.  Under the agreement, Mr. Watts will receive a severance package if he resigns for “good reason” or if Hyperdynamics terminates him for a reason other than Cause, Disability, or Death.  “Good Reason” is defined as a breach of the severance agreement, including an assignment of duties inconsistent with Mr. Watts’ position in the company or a material adverse alteration in the nature or status of his responsibilities, relocation outside of the Houston metropolitan area, or a change in control of Hyperdynamics.

Under the severance package, Mr. Watts would receive his base salary, $250,000 per year, for two years after the effective date of the event triggering the severance package.  The salary will be paid with the same timing that employees of Hyperdynamics are paid, currently bi-weekly.  Hyperdynamics may opt to pay the severance payment in one lump sum. Additionally, Mr. Watts would be permitted to continue health insurance on the same basis that Hyperdynamics employees are provided insurance, currently 100% of the cost of the employee’s premium.  If he is not eligible to participate under the health insurance plan, Hyperdynamics will reimburse Mr. Watts for the cost of obtaining coverage up to a maximum cost of $20,000 per year. The maximum severance over two years would be $540,000.

Hyperdynamics has a severance agreement with its Executive Vice President, Harry Briers.  Under the agreement, Mr. Briers will receive a severance package if he resigns for “good reason” or if Hyperdynamics terminates him for a reason other than Cause, Disability, or Death.  “Good Reason” is defined as a breach of the severance agreement, including an assignment of duties inconsistent with Mr. Briers’ position in the company or a material adverse alteration in the nature or status of his responsibilities, relocation outside of the Houston metropolitan area, or a change in control of Hyperdynamics.

Under the severance package, Mr. Briers would receive his base salary, $190,000 per year, for one year after the effective date of the event triggering the severance package.  The salary will be paid with the same timing that employees of Hyperdynamics are paid, currently bi-weekly.  Hyperdynamics may opt to pay the severance payment in one lump sum.

SUBSEQUENT EVENTS

The following actions affecting executive compensation occurred after June 30, 2008:

In September 2008, the Compensation Committee awarded James Spear stock options that will vest based upon the following events:

Number of Options:	50,000 for the first JV Partner that purchases
At least a 25% working interest in the contract area
Of the company’s 2006 Production Sharing
Contract
Term:		3-Years from vesting date
Exercise price:		The closing price
for the day immediately preceding the vesting date
Vesting:		Upon signing with a Joint Venture Partner
that purchases at least 25% working interest

Number of Options:	50,000
Term:		3-Years from vesting date
Exercise price:		The closing price
for the day immediately preceding the vesting date
Vesting:		Upon obtaining Joint Venture Partners adding
that purchases at least 75% aggregate in working interest

Additional
Number of Options:	50,000

Term:		3-Years from vesting date

Exercise price:		The closing price
for the day immediately preceding announcement
of the first exploration well firm drilling date for
drilling the first exploration well offshore Guinea

Vesting:		The day the first exploration well firm drilling date
is publicly announced to drill the first exploration
well offshore Guinea

In September 2008, the Compensation Committee approved a new employment agreement for Mr. Kourouma. Under the new agreement, he will receive a base salary of $100,000 per year and a subsidy of $5,000 per month while in Guinea; resulting in a new base salary of $160,000 per year. In addition, he will receive 20,000 options to purchase Hyperdynamics common stock each quarter during the term of the agreement. Option exercise prices are the higher of the closing market price on the grant date or $2.00 per share, the options vest immediately upon grant, and they have a term of three years. He will receive additional options to purchase up to 200,000 shares of Hyperdynamics common stock upon the completion of certain performance conditions. The exercise price will be the closing market on the date the conditions are achieved and the option term will be three years from the vesting date. Hyperdynamics may terminate Mr. Kourouma at any time by providing notice as stipulated in the contract.

Mr. Kourouma’s stock options will vest based on the following events:

Number of Options:	150,000 for the first JV Partner that purchases
At least a 25% working interest in the contract area
Of the company’s 2006 Production Sharing
Contract
Term:		3-Years from vesting date
Exercise price:		The closing price
for the day immediately preceding the vesting date
Vesting:		Upon signing with a Joint Venture Partner
that purchases at least 25% working interest

Number of Options:	100,000

Term:		3-Years from vesting date

Exercise price:		The closing price
for the day immediately preceding the vesting date

Vesting:		The day the first exploration well firm drilling date
is publicly announced to drill the first exploration
well offshore Guinea

DIRECTOR COMPENSATION

The following table describes compensation arrangements in effect for independent directors during the year ended June 30, 2008.

Type of service	Quarterly fee(1)	Quarterly options(2)
Board of Directors service	$8,000	N/A
Audit Committee service	$5,000	7,500
Compensation Committee service	$2,500	5,000
Nomination Committee service	$2,500	2,500

(1)	Fees are ordinarily payable with Hyperdynamics common stock.

(2)
Options to purchase common stock vest on the first day of the quarter for each quarter at a price per share determined based on the market price of our common stock on that date. The option term is two years.

Our independent directors during the year were Harold Poling, Al Young (deceased April 9, 2008), Charles H. Andrews (from December 4, 2007), Roger Friedberger (from June 20, 2008), and L. Gene Stohler. Mr. Poling served on the Audit Committee for the entire year ended June 30, 2008 and on the Compensation Committee from November 26, 2007 through June 30, 2008. Mr. Stohler served on the Audit, Nomination, and Compensation Committees during the entire year ended June 30, 2008. Mr. Young served on the Audit, Nomination, and Compensation Committees from July 1, 2007 through April 9, 2008. Mr. Andrews served on the Audit Committee from April 17, 2008 through June 20, 2008 and on the Nomination and Compensation Committees from June 20, 2008 through June 30, 2008. Mr. Friedberger served on the audit committee from June 20, 2008 through June 30, 2008.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	($) (b)	($) (c)	($) (d)	(e)	(f)	($) (g)	($) (h)

Al Young	$18,000	$72,002	$78,147				$168,149
L Gene Stohler	-	90,002	78,147				168,149
Harold Poling	-	85,001	66,703				151,704
Charles H. Andrews	14,000	15,000	2,613				31,613
Roger Friedberger	1,425	-	-				1,425

Column (b): Mr. Young, Mr. Andrews, and Mr. Friedberger opted to receive some fees in cash.

Column (c): Stock awards to pay directors fees. The assumptions used to determine the valuation of the awards are discussed in note 11 to the consolidated financial statements.

Column (d): Amounts are the expenses recorded in the company’s 2008 financial statements for stock options awarded for that year. The assumptions used to determine the valuation of the awards are discussed in note 11 to the consolidated financial statements. The notes to the beneficial ownership table in Item 12 provide detailed information about each director’s outstanding stock option awards.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is made up of three independent, non-employee directors, Messrs. Stohler, Poling and Andrews. No executive officer of Hyperdynamics served as a member of the board of directors of any other public company during the year ended June 30, 2008. No member of the Compensation Committee serves as an executive officer of any other public company during the year ended June 30, 2008. No interlocking relationship exists between the members of our Compensation Committee and the board of directors or compensation committee of any other company.

Compensation Committee Report

The Compensation Committee (“Compensation Committee”), consisting of Mr. L. Gene Stohler, Mr. Charles H. Andrews, and Mr. Harold Poling, is responsible for establishing and administering the executive compensation programs of Hyperdynamics. The Compensation Committee of Hyperdynamics has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Annual Report.

THE COMPENSATION COMMITTEE
/s/ L. Gene Stohler, Chairman
/s/ Charles H. Andrews

Equity Compensation Plan Information

The following table gives aggregate information under all equity compensation plans of Hyperdynamics as of June 30, 2008.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
	A	B	C
Equity compensation plans approved by security holders	3,810,839	3.60	7,140,155
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,810,839	3.60	7,140,155

The Stock and Stock Option Plan (the “1997 Plan”) of Hyperdynamics was adopted May 7, 1997 and amended on December 3, 2001, on January 21, 2005, and on February 20, 2008. The total number of shares issuable under the Plan, as amended, is 14,000,000 and the current expiration date of the 1997 Plan is May 7, 2010. Under the 1997 Plan, the Compensation Committee of the Board of Directors, which is comprised of independent directors, may grant common stock, warrants, or options to employees, directors, or consultants. Under the Plan, options will vest over a five year or other negotiated period and will have a strike price set at the time of grant based on the then current market value of the stock.

Shareholders approved the adoption of the 2008 Restricted Stock Award Plan (the “2008 Plan”) at Hyperdynamics’ Annual Meeting on February 20, 2008. The total number of shares issuable under the 2008 Plan is 3,000,000. The Plan expires on February 20, 2018. Under the 2008 Plan, the Compensation Committee of the Board of Directors, which is comprised of independent directors, may grant common stock, warrants, or options to employees, directors, vendors, or consultants.

The following table provides a reconciliation of the securities available for issuance under the Plans.

	1997 Plan	2008 Plan	All Plans
Shares available for issuance, June 30, 2007	4,453,311	-	4,453,311
Increase in shares issuable	4,000,000	3,000,000	7,000,000
Shares issued	(428,664)	(73,653)	(502,317)
Options outstanding	(3,810,839)	-	(3,810,839)
Shares available for issuance, June 30, 2008	4,213,808	2,926,347	7,140,155

The purpose of the Plans are to further our interest, and the interest of our subsidiaries and our stockholders by providing incentives in the form of stock or stock options to key employees, consultants, directors, and vendors who contribute materially to our success and profitability. We believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel as employees, independent consultants, and attorneys. The issuance of stock and grants of options and warrants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. We pay wages, salaries, and consulting rates that we believe are competitive. We use the Plans to augment our compensation packages.

Security ownership of certain beneficial owners and management

The following table sets forth certain information at January 26, 2009 with respect to the beneficial ownership of shares of Common Stock by (1) each person known to us that owns beneficially more than 5% of the outstanding shares of Common Stock, (2) each of our Directors, (3) each of our Executive Officers, and (4) all of our Executive Officers, Directors as a group.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class

Kent Watts
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	12,813,735	(1)	17.1%

Charles H. Andrews
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	67,478	(7)	.1%

Harry Briers
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	2,148,336	(2)	3.3%

Roger D. Friedberger
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	32,024	(4)	-. %

Harold Poling
Fairlane Plaza North
290 Town Center Drive, Suite 322
Dearborn, Michigan 48126	584,980	(3)	1.0%

L. Gene Stohler
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	274,034	(6)	.4%

Sarah Berel-Harrop
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	203,081	(5)	.3%

James R. Spear
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	245,455	(8)	.4%

TW Trust
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, Texas 77478	9,662,585	(10)	12.9%

Michael Watts
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, Texas 77478	6,029,626	(11)(12)	8.6%

KW Trust
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, Texas 77478	3,519,626	(12)	5.1%

CW Trust
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, Texas 77478	3,519,626	(12)	5.1%

KD Trust
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, Texas 77478	3,519,626	(13)	5.1%

All Directors and Executive Officers as a group (8 persons)	16,369,123	(9)	22.5%

(1)
This amount includes: 2,765,224 shares of common stock; currently exercisable options or warrants to purchase 2,130,000 shares of common stock; and 7,918,511 shares deemed beneficially owned through TW Trust’s ownership of Series B Preferred Stock. TW Trust owns the shares indirectly through its ownership of TWJ Navigation, Inc. TWJ Navigation, Inc. owns 1,069 shares of Series B Preferred Stock which are convertible into 7,918,511 shares of common stock, warrants to purchase 1,740,000 shares of common stock, and 4,074 shares of common stock. The beneficiaries of TW Trust are Kent Watts' children. Kent Watts is the trustee of TW Trust.

(2)	This amount includes: 1,898,336 shares of common stock and currently exercisable options to purchase 250,000 shares of common stock.

(3)	This amount includes: 464,980 shares of common stock and currently exercisable options or warrants to purchase 120,000 shares of common stock.

(4)	This amount includes 9,524 shares of common stock and currently exercisable options to purchase 22,500 shares of common stock.

(5)	Includes 70,081 shares of common stock and currently exercisable options to purchase 132,000 shares of common stock.

(6)	This amount includes: 124,034 shares of common stock and currently exercisable options to purchase 150,000 shares of common stock.

(7)	This amount includes: 29,978 shares of common stock and currently exercisable options to purchase 37,500 shares of common stock.

(8)	This amount includes: 44,455 shares of common stock and currently exercisable options to purchase 200,000 shares of common stock.

(9)	Includes: currently exercisable warrants or options to purchase 3,042,000 shares of common stock and 7,918,511 shares deemed beneficially owned through TW Trust’s Series B Preferred Stock ownership.

(10)
TW Trust beneficially owns 9,662,585 shares of common stock indirectly though its ownership of TWJ Navigation, Inc. TWJ Navigation, Inc. owns 1,069 shares of Series B Preferred Stock which are convertible into 7,918,511 shares of common stock, warrants to purchase 1,740,000 shares of common stock, and 4,074 shares of common stock. The beneficiaries of TW Trust are Kent Watts’ children. Kent Watts is the trustee of TW Trust.

(11)
Includes currently exercisable warrants to purchase 1,000,000 shares of common stock, 94.5 shares of Series B Convertible Preferred stock, which are convertible into 699,999 shares of common stock, and 810,000 shares of common stock in addition to securities beneficially owned through KW Trust (footnote (12)).

(12)
KW Trust beneficially owns 3,519,626 shares of common stock indirectly through KW Navigation, Inc. KW Navigation, Inc. owns 396 shares of Series B Preferred Stock, which are convertible into 2,933,330 shares of common stock, 6,296 shares of common stock, and warrants to purchase 580,000 shares of common stock. The beneficiary of KW Trust is Kelly Wheeler. Michael Watts is the trustee of KW Trust.

(13)
CW Trust beneficially owns 3,519,626 shares of common stock indirectly through CW Navigation, Inc. CW Navigation, Inc. owns 396 shares of Series B Preferred Stock, which are convertible into 2,933,330 shares of common stock, 6,296 shares of common stock, and warrants to purchase 580,000 shares of common stock. The beneficiary of CW Trust is Christopher Watts. Christopher Watts is the trustee of CW Trust.

(14)
KD Trust beneficially owns 3,519,626 shares of common stock indirectly through KD Navigation, Inc. KD Navigation, Inc. owns 396 shares of Series B Preferred Stock, which are convertible into 2,933,330 shares of common stock, 6,296 shares of common stock, and warrants to purchase 580,000 shares of common stock. The beneficiary of KD Trust is Kara Driver. Jeremy Driver is the trustee of KD Trust.

We are not aware of any arrangements that could result in a change of control.

Certain Relationships and Related Transactions, and Director Independence

Hyperdynamics has a conflict of interest policy governing transactions involving related parties. In accordance with the policy, transactions involving related parties must be pre-approved by the Audit Committee, which is comprised of independent directors.

Other than as disclosed below, Hyperdynamics did not enter into any transactions involving amounts in excess of $120,000, excluding employment relationships, with related parties since July 1, 2007, the beginning of the last fiscal year.

Potential offering costs payable to Michael Watts

A pre-existing arrangement exists with Michael Watts, the brother of Hyperdynamics’ CEO, under which he will receive offering costs of 10% of the proceeds from the exercise of 3,471,000 outstanding warrants to purchase common stock at $2.50 per share should they be exercised in the future. If all of these warrants were exercised, Mr. Watts would receive approximately $867,750 to pay these additional costs.

Warrant repricing affecting related parties

In 2007, an original trust for grandchildren of Earnest Watts (father of Kent Watts) was divided into five trusts for the same beneficiaries pursuant to the terms of the original trust. The original trust owned DJX LTD., which in turn held shares of Series B Preferred Stock. DJX LTD. transferred its Series B Preferred Stock to five new corporations which are owned by the five trusts.

In June 2007, four of the new corporations converted a total of 238 shares of Preferred Series B stock to 1,762,962 shares of Hyperdynamics common stock. They then exchanged 1,740,000 shares of common stock for warrants to purchase 3,480,000 shares of common stock at $4 per share. The exchange of stock for warrants facilitated the settlement of Hyperdynamics’ lawsuit with Trendsetter Investors LLC. The arrangement, including the form of the warrants, was approved by the Board of Directors, including the independent directors. By operation of a contractual price reset provision in the warrant, the exercise price of the warrants was reduced from $2.40 per share to $1.65 per share in May 2008, resulting in a settlement expense of $241,000.

PERFORMANCE GRAPH

The following graph compares the five year cumulative total return of our Common Stock to the cumulative total return on the Amex Oil Index and the Russell 2000 Stock Index. Our Common Stock commenced trading on the American Stock Exchange on May 5, 2005. Our Common Stock was previously traded on the OTCBB. The graph assumes that a $100 investment (Index =100) was made in our Common Stock, the Amex Oil Index and the Russell 2000 Stock Index on June 30, 2003 and that all dividends were reinvested. The stock performance for our Common Stock is historical and should not be construed as being indicative of future performance.

(2)
TO APPROVE THE POTENTIAL ISSUANCE OF OUR COMMON STOCK EQUAL TO 20% OR MORE OF OUTSTANDING COMMON STOCK AS OF MAY 11, 2008 TO ENABLE GROWTH PARTNERS LP FOR LESS THAN THE GREATER OF BOOK VALUE OR MARKET VALUE OF THE COMMON STOCK AS OF MAY 11, 2008.

The board of directors recommends a vote for the approval of the potential issuance of our common stock equal to 20% or more of our outstanding common stock as of May 11, 2008 to Enable Growth Partners LP (“Enable”) for less than the greater of book value or market value of the common stock as of May 11, 2008.

The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as Proxies (the "Proxies") and will vote the shares represented by valid Proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to approve the potential issuance of our common stock equal to 20% or more of outstanding common stock as of May 11, 2008 to Enable Growth Partners LP for less than the greater of book value or market value of the common stock as of May 11, 2008.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted to approve the potential issuance of our common stock equal to 20% or more of outstanding common stock as of May 11, 2008 to Enable Growth Partners LP for less than the greater of book value or market value of the common stock as of May 11, 2008.

This proposal requires a majority of votes cast in order for it to be approved.

We are having this shareholder vote to comply with our contractual obligation to Enable to seek shareholder approval for the potential issuance of our common stock equal to 20% or more of outstanding common stock as of May 11, 2008 to Enable Growth Partners LP for less than the greater of book value or market value of the common stock as of May 11, 2008.   Approval of this proposal will allow us to potentially issue an additional indeterminate number of shares to Enable which would cover additional shares needed if we decide to pay the principal and interest, conversion and redemption on the 10% convertible debenture using our common stock pursuant to the Market Pricing Feature (as defined below) instead of cash.

If this proposal is not approved by our shareholders, we will have further shareholder meetings every 60 days until it is approved.  Such further shareholder meetings would be expensive and time consuming.

Our common stock is listed on the NYSE Alternext, formerly the American Stock Exchange.  The American Stock Exchange Company Guide at its Section 713(a)(ii) requires shareholder approval as a prerequisite to approval of applications to list additional shares on the American Stock Exchange when the additional shares will be issued in connection with a transaction or series of transactions involving the sale, issuance, or potential issuance by the issuer of common stock equal to 20% or more of outstanding stock for less than the greater of book value or market value of the common stock.

We entered into a series of transactions with Enable Growth Partners LP (“Enable”) and its affiliates in May 2008 and August 2008.  The August 2008 transaction (See Exhibit “B” attached hereto) was amended in September 2008 (See Exhibit “C” attached hereto).  The transaction was further amended in November 2008 (See, Exhibit “E,” attached hereto).  The November 2008 amendment provided for a reset of the 10% convertible debenture conversion price to $1.65 per share, and allowed interest to be added to the then outstanding principal from time to time.  At the same time, the investor converted $3,300,000 of the 10% convertible debenture principal and we issued to the investor 2,000,000 shares of common stock in connection with that conversion.  As part of the Enable transactions we sold a 10% convertible debenture (attached hereto as Exhibit “D”) to Enable for $5,000,000 in cash.  The 10% convertible debenture matures in September 2012 and has a make whole feature whereby whenever there is a principal payment, conversion or redemption, all four years interest becomes due for such principal payment, conversion or redemption (less previously paid interest amounts).  We can pay principal and interest, conversion or redemption on the 10% convertible debenture either in cash, or, if we so desire by the in-kind payment of our common stock at a per share of common stock value of the lesser of: $1.65 per share, or (ii) an 85% discount to the market price from time to time (the “Market Pricing Feature”).  It is our choice whether to pay the principal and interest, conversion or redemption in cash or in kind using our common stock.

Because of the Market Pricing Feature of the 10% convertible debenture, we cannot determine at this time how many shares of our common stock would be needed for the potential in-kind payments of principal and interest, conversion and redemption if we decide to pay in kind using our common stock rather than paying in cash.  The May 11, 2008 date is the date immediately prior to the May 2008 Enable transaction.  On May 11, 2008 we had outstanding 56,807,771 shares of common stock, and 20% of that equals 11,361,555 shares of common stock.  On May 11, 2008 our common stock price was $2.73 per share.

The effect of your approval of this proposal would be to allow us to potentially issue an aggregate of 11,361,555 or more shares of our common stock in an indeterminate amount to pay to Enable the principal and interest, conversion and redemption if we use our common stock to make in kind payments instead of cash.  Upon your approval of this proposal, the Market Pricing Feature could result in substantially more than 11,361,555 shares being issued to Enable.  If we are able to pay Enable with in kind payments of our common stock we can conserve our cash.

When the Enable transactions occurred, the American Stock Exchange approved our potential issuance of an aggregate of 10,181,818 shares related to the Enable transactions (which was less than 20% of the outstanding shares on May 11, 2008 and did not require shareholder approval) out of which: (i) we have already issued to Enable 4,424,243 shares of common stock; (ii)  4,646,465 shares are underlying Enable’s warrants; (iii) 222,222 shares are underlying principal payments on the 10% convertible debenture; and (iv) 888,888 shares are underlying interest payments on the 10% convertible debenture.

Example:  We sold the 10% convertible debenture to Enable on September 12, 2008 and no interest payment as due as of September 22, 2008.  If we had decided to pay in full the amount we owed Enable as of September 22, 2008 on account of the 10% convertible debenture, then we would have been required to pay Enable the principal amount of $5,000,000 plus four years of the interest in the amount of $2,000,000 (as a make whole interest payment), or a total of $7,000,000.  On September 22, 2008, our common stock price was $1.35 of which 85% would have been $1.14 per share (the 85% factor is related to the Market Pricing Feature).   If we had used our common stock for an in kind payment in full of the 10% convertible debenture on September 22, 2008, we would have  needed to issue to Enable 6,140,350 shares of common stock ($7,000,000 divided by $1.14 equals 6,140,350 shares).   However, the sum of (see above) 6,140,350 shares plus 2,424,243 shares plus 4,646,465 shares equals 13,211,058 shares, which is a sum greater than 20% of the shares we had outstanding on May 11, 2008 which was 11,361,555 shares.  If our common stock price had been lower, we would have needed to issue more shares to Enable than in this example.

Reduced voting power per share.  As we issue common stock to Enable Growth Partners LP from time to time, the voting power of each share of all shareholders’ common stock will be reduced since more shares will represent 100% of our voting power and thus each share will represent a smaller fraction of the total voting power.  This could dissuade others from attempting a takeover of us.

Potential net tangible book value per share dilution.  On May 11, 2008 our common stock price was $2.73 per share.  The current conversion price of the 10% convertible debenture is $1.65 per shares which is above the market price per share of $0.65 per share as of December 5, 2008.  It is possible that we could issue shares to Enable Growth Partners LP in the future at the $1.65 conversion price at such times as the market price is above or below $1.65 per share.  There is a possibility (the scope of which cannot be determined at this time) that our future stock issuances to Enable Growth Partners LP could result in other future investors experiencing a dilution in net tangible book value per share.  This could dissuade others from attempting a takeover of us.

Existence of 10% convertible debenture as a hindrance to a takeover.  If others were to seek a takeover, they most likely would seek to acquire 100% of our equity.  However, the terms and conditions of the 10% convertible debenture would survive any takeover.  For example, after others might acquire our common stock as part of a takeover strategy, the holders of the 10% convertible debenture would still have conversion rights, making it impossible for others to acquire 100% of our equity.  This could dissuade others from attempting a takeover of us.

Description of Common Stock.  The holders of shares of our common stock are entitled to one vote per share on each matter submitted to a vote of stockholders.  If we are required to go into liquidation, holders of common stock are entitled to share ratably in the distribution of assets remaining after payment of liabilities and preferred stock.  Holders of common stock have no cumulative voting rights.  Holders of common stock have no preemptive rights.  Holders of common stock are entitled to dividends as declared by the Board of Directors out of funds legally available.  The outstanding common stock is validly issued and nonassessable.

Independent Public Accountants. Malone & Bailey PC, is our independent auditor for the current year and for the most recently completed fiscal year.  Representatives of Malone & Bailey PC are expected to be present at the shareholder meeting.  Representatives of Malone & Bailey PC will have the opportunity to make a statement if they desire to do so.  Representatives of Malone & Bailey PC are expected to be available to respond to appropriate questions.  Our Board of Directors did not make any selection or recommendation of independent auditors for the current fiscal year.

Principal Accounting Fees and Services:

Audit Fees

Malone & Bailey, PC billed us in the aggregate amount of $154,000 and $119,000 respectively for the years ended June 30, 2008 and 2007, for professional services related to: their audit of our annual financial statements included in our Form 10-Ks; their reviews of our unaudited quarterly financial statements included in our Form 10-Qs and registration statements; and their Sarbanes-Oxley 404 attest services for the years ended June 30, 2008 and 2007.

Audit-Related Fees

Malone & Bailey, PC billed us $29,000 and $0, respectively, for professional services rendered for assurance and related services that were reasonably related to the performance of audit or review of the Company's financial statements for the years ended June 30, 2008 and 2007.

Tax Fees

Malone & Bailey, PC billed us in the aggregate amount of $20,000 and $0 for professional services rendered for tax related services for the years ended June 30, 2008 and 2007.

All Other Fees

Malone & Bailey, PC did not perform, and accordingly did not bill us for, professional services rendered for any other services for the years ended June 30, 2008 and 2007.

Auditor Independence

Our Board of Directors considers that the work done for us in the year ended June 30, 2008 by Malone & Bailey, PC is compatible with maintaining Malone & Bailey, PC's independence.

Auditor's Time on Task

All of the work expended by Malone & Bailey, PC on our June 30, 2008 audit was attributed to work performed by Malone & Bailey, PC's full-time, permanent employees.

Audit Committee Preapproval

Our audit committee meets from time to time to preapprove all of the services provided to us by Malone & Bailey.

Material Incorporated by Reference

The following information is incorporated by reference to our Form 10-K for the fiscal year ended June 30, 2008 that we filed on September 30, 2008 and are mailing to shareholders with this proxy statement:

1.	Financial statements meeting the requirements of Regulation S-X. There are no transactions other than that pursuant to which action is to be taken as described in this proxy statement;

2.	Item 302 of Regulation S-K, supplementary financial information;

3.	Item 303 of Regulation S-K, management's discussion and analysis of financial condition and results of operations;

4.	Item 304 of Regulation S-K, changes in and disagreements with accountants on accounting and financial disclosure;

5.	Item 305 of Regulation S-K, quantitative and qualitative disclosures about market risk.

1.   On December 17, 2008, we dismissed our former certifying accountant, Malone & Bailey, PC.  During the prior two fiscal years and during the interim period since June 30, 2008 there were no adverse opinions or disclaimers of opinion, or qualifications or modifications as to uncertainty, audit scope, or accounting principles by Malone & Bailey, PC in those reports. The decision to change accountants was approved by our audit committee of the board of directors. There were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. The former accountant did not advise us: that internal controls necessary to develop reliable financial statements did not exist; or that information has come to the attention of the former accountant which made the accountant unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or that the scope of the audit should be expanded significantly, or that information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might prevent the issuance of an unqualified audit report), and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal. We have authorized the former accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of each of such disagreements, if any, or events.

2.   On December 17, 2008, we engaged GBH CPAs, PC as our new certifying accountant.  We did not consult the new accountant regarding: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements and neither written or oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or event identified in response to paragraph 1 above.

3.   We have provided the disclosure contained herein to the former accountant.  The former accountant has provided a letter addressed to the Commission stating whether it agrees with the statements made by us and, if not, stating the respects in which it does not agree.  This letter is attached hereto as Exhibit “G.”

(3) OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for Stockholders to submit proposals to be considered for inclusion in the proxy statement for the next annual meeting of Stockholders is June 30, 2009.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Kent Watts
Chairman of the Board and President

February 3, 2009
Sugar Land, Texas

HYPERDYNAMICS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MARCH 11, 2009

The undersigned hereby appoints Kent Watts and Harry James Briers, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Hyperdynamics Corporation held of record by the undersigned on January 30, 2009, at the Annual Meeting of Stockholders to be held at the Sugar Creek Country Club, 420 Sugar Creek Blvd., Sugar Land, TX 77478 on Wednesday March 11, 2009 at 10:00 A.M. (CST), and at any adjournments thereof.  Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED:  (1) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (2) FOR THE PROPOSAL TO APPROVE THE POTENTIAL ISSUANCE OF OUR COMMON STOCK EQUAL TO 20% OR MORE OF OUTSTANDING COMMON STOCK AS OF MAY 11, 2008 TO ENABLE GROWTH PARTNERS LP FOR LESS THAN THE GREATER OF BOOK VALUE OR MARKET VALUE OF THE COMMON STOCK AS OF MAY 11, 2008.

1.	ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐ FOR all nominees listed below except as marked to the contrary.	☐ WITHHOLD authority to vote for all nominees Below.

Kent Watts	Harry James Briers	Harold A. Poling

Roger D. Friedberger	L. Gene Stohler	Charles H. Andrews

2.
PROPOSAL TO APPROVE THE POTENTIAL ISSUANCE OF OUR COMMON STOCK EQUAL TO 20% OR MORE OF OUTSTANDING COMMON STOCK AS OF MAY 11, 2008 TO ENABLE GROWTH PARTNERS LP FOR LESS THAN THE GREATER OF BOOK VALUE OR MARKET VALUE OF THE COMMON STOCK AS OF MAY 11, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Number of shares of
Common Stock owned
on January 30, 2009	Signature

(Typed or Printed Name)

Signature if held jointly

(Typed or Printed Name)

DATED:

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY PROMPTLY.

HYPERDYNAMICS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MARCH 11, 2009

The undersigned hereby appoints Kent Watts and Harry James Briers, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Series B Preferred Stock of Hyperdynamics Corporation held of record by the undersigned on January 30, 2009, at the Annual Meeting of Stockholders to be held at the Sugar Creek Country Club, 420 Sugar Creek Blvd., Sugar Land, TX 77478 on Wednesday, March 11, 2009 at 10:00 A.M. (CST), and at any adjournments thereof.  Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED:  (1) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (2) FOR THE PROPOSAL TO APPROVE THE POTENTIAL ISSUANCE OF OUR COMMON STOCK EQUAL TO 20% OR MORE OF OUTSTANDING COMMON STOCK AS OF MAY 11, 2008 TO ENABLE GROWTH PARTNERS LP FOR LESS THAN THE GREATER OF BOOK VALUE OR MARKET VALUE OF THE COMMON STOCK AS OF MAY 11, 2008.

1.	ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐ FOR all nominees listed below except as marked to the contrary.	☐ WITHHOLD authority to vote for all nominees Below.

Kent Watts	Harry James Briers	Harold A. Poling

Roger D. Friedberger	L. Gene Stohler	Charles H. Andrews

2.
PROPOSAL TO APPROVE THE POTENTIAL ISSUANCE OF OUR COMMON STOCK EQUAL TO 20% OR MORE OF OUTSTANDING COMMON STOCK AS OF MAY 11, 2008 TO ENABLE GROWTH PARTNERS LP FOR LESS THAN THE GREATER OF BOOK VALUE OR MARKET VALUE OF THE COMMON STOCK AS OF MAY 11, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Number of shares of
Series B Preferred Stock
owned on January 30, 2009	Signature

(Typed or Printed Name)

Signature if held jointly

(Typed or Printed Name)

DATED:

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY PROMPTLY.

Exhibit “A” ----- Audit Committee Charter

Hyperdynamics Corporation
Audit Committee Charter
PURPOSE

Hyperdynamics Corporation (the "Company") recognizes the importance of independent and objective oversight of our financial accounting, internal control, and financial reporting functions. We consider legal requirements to be minimal standards; as such it is our goal to endeavor to implement continuous improvement in the overall quality of our accounting and financial reporting processes. Accordingly, the Company maintains an Audit Committee as a standing committee. The Audit Committee will generally assist the Board of Directors in the following tasks:

-	providing independent oversight of our accounting and financial reporting processes;

-	providing independent oversight of our relationship with our independent auditing firm, including evaluation of its qualifications, independence, and performance; and

-	assuring compliance with legal and regulatory requirements relevant to our financial reporting.

COMPOSITION AND MEETINGS

-
Membership. Each Audit Committee member shall be a member of the Board of Directors in good standing. The Board will elect Audit Committee members to serve yearly terms. Members shall serve until their successors are duly elected and qualified. The Board may remove members from the Audit Committee by majority vote, with or without cause.

-
Independence.  While Hyperdynamics remains a small business issuer (as defined by the U.S. Securities and Exchange Commission ("SEC")), a majority of the members of the Audit Committee shall be "independent" according to the definitions provided for by the rules of the SEC and the American Stock Exchange ("AMEX").

-
Number.  The Audit Committee shall initially be comprised of at least two (2) members. Our goal will be to enlarge the committee to at least three (3) members in accordance with timetables permitted under the Securities and Exchange Commission and the AMEX transition rules for small businesses.

-
Financial Literacy.  Each Audit Committee member shall be financially literate at the time of his or her appointment: that is, the member can read and understand a company's basic set of financial statements, which includes the balance sheet, income statement, cash flow statement, and footnotes.

-	Financial Expert. At least one member of the Audit Committee shall be financially sophisticated in accordance with SEC rules applicable to financial experts and AMEX rules.

-	Chair. If the Board does not elect the Audit Committee chair, the Audit Committee membership may designate a chair by majority vote.

-
Meetings.  The Audit Committee shall meet at least quarterly. Meetings may be conducted in person, by conference call, or using video conferencing. Additional meetings may be conducted as frequently as the members deem necessary.

-
Compensation.  The Board of Directors shall determine the compensation for Audit Committee members. No Audit Committee member may receive, directly or indirectly, compensation other than for directors'' and board committee fees.

OVERSIGHT OF THE ANNUAL AUDIT AND THE INDEPENDENT AUDITOR.

-
Selection. The Audit Committee shall have the sole authority to appoint or to retain the independent auditor and to oversee the auditor's work on the annual audit and quarterly reviews. The Audit Committee must approve any proposed discharge of the auditor by a majority vote.

-	Compensation. The Audit Committee shall be directly responsible to set the compensation of and to direct the payment of the independent auditor for audit services.

-	Pre-approval. The Audit Committee shall pre-approve any non-audit services that the independent auditor may perform.

-
Independence. The Audit Committee shall evaluate the independent auditor's independence at least annually and more frequently as the need arises. Such evaluation includes ensuring that it receives from the auditor a written communication outlining all relationships between the auditor and Hyperdynamics, including the disclosures required by Independence Standards Board Standard No. 1. The Committee must enter into an active dialogue with the auditor regarding any relationships that may impair, or have the appearance of impairing, the auditor's objectivity or independence.

-
Oversight. The Audit Committee shall monitor and evaluate the independent auditor's performance. The auditor shall report directly to the Audit Committee and not to management. In connection with the oversight role, the Committee will, as appropriate:

1)	Resolve differences that arise between management and the independent auditor; and

2)	Obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:

-	critical accounting policies and practices;

-
alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

-	other material written communications between the independent auditor and Company management.

OVERSIGHT OF ACCOUNTING AND FINANCIAL REPORTING PROCESSES.

-
Discussion of reports. The Audit Committee shall review and discuss the quarterly financial reports and the annual report, including the Management Discussion and Analysis, with the Company's management and the independent auditor prior to the submission of any report to the SEC. The Audit Committee shall review and discuss with management and with the auditor, if deemed necessary by the Audit Committee, all other financial information that is relayed to the public prior to its filing or dissemination. This category of information includes but is not limited to, current reports on Form 8-K, earnings releases and press releases containing information relevant to financial or accounting matters.

-
Internal controls. The Audit Committee shall initiate regular communication with management and with the independent auditor regarding the adequacy of the Company's accounting procedures, internal controls, and disclosure controls. The Audit Committee shall periodically discuss the adequacy of such controls and the integrity of the financial reporting process separately with each of the independent auditor and with management.

-
Complaints. The Audit Committee shall establish procedures relating to the receipt, consideration, and disposition of complaints regarding accounting, internal controls, or auditing matters and for the retention of records relating to such complaints. The procedures shall include a provision for anonymous reporting from employees relating to accounting, auditing, and/or financial reporting concerns.

-
Related Party Transactions.  The Audit Committee shall review and approve all related-party transactions prior to their occurrence. The Audit Committee may not grant approval of transactions after they have become effective.

-	Advisors. The Audit Committee shall have the authority to engage independent legal counsel and other advisors and consultants it deems necessary to discharge its duties.

SELF-EVALUATION

-
Budget. The Audit Committee shall prepare an annual budget, which will be funded by the Company, providing for the compensation of the auditor and other advisors, for the costs of administering complaints regarding accounting and auditing matters, and for other costs associated with discharging its duties. The Audit Committee shall authorize the expenditures associated with this budget in its sole discretion.

-	Charter. The Audit Committee shall review this Charter annually to consider its continued adequacy.

OTHER

-	Reports. The Audit Committee shall prepare any other reports required by the Company including reports required for any proxy statement that provides for the election of directors.

-
Investigations. The Audit Committee may conduct or authorize investigations into any matter within the scope of its responsibilities as it shall deem appropriate. In conjunction with such investigation, the Audit Committee has the authority to requestany officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

-	Other. The Audit Committee shall perform other functions that may be delegated by the Company's Bylaws or Board of Directors, or that may be required by law.

Exhibit “B” ----  Securities Purchase Agreement.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 29, 2008, between Hyperdynamics Corporation, a Delaware corporation (the “ Company ”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “ Purchaser ” and collectively, the “ Purchasers ”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “ Securities Act ”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

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DEFINITIONS

.1    Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debentures (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“AAA” shall have the meaning ascribed to such term in Section 5.9.

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.6.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

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“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Closing Statement” means the Closing Statement in the form Annex A attached hereto.

 “Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Joel P. Seidner, with offices located at 880 Tully #50, Houston, Texas 77079.

“Conversion Price” shall have the meaning ascribed to such term in the Debentures.

“Conversion Shares” means the shares of Common Stock issued and issuable upon conversion or redemption of the Debentures.

“Debentures” means the 10% Convertible Debentures due, subject to the terms therein, four from their date of issuance, issued by the Company to the Purchasers hereunder, in the form of  Exhibit A  attached hereto.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Discussion Time” shall have the meaning ascribed to such term in Section 3.2(f).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities,  provided ,  however , the term “Exempt Issuance” for purposes of Section 5 of the Debentures and Section 3 of the Warrants shall not include shares of Common Stock issued or issuable upon conversion, exchange or exercise of any warrants or options or other Common Stock Equivalents held by YA Global Investments, L.P. and its predecessors, affiliates and assignees (the “ Yorkville Warrants ”) to the extent there is any such adjustment to the conversion, exercise or exchange price of the Yorkville Warrants, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) commercial credit lines of at least $10,000,000 and (e) up to, in the aggregate, 620,000 unregistered shares of Common Stock (or options exercisable for shares of Common Stock), without registration rights paid to attorneys, consultants and vendors for services rendered pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose. For clarity, any such adjustment to the conversion, exercise or exchange price of the Yorkville Warrants shall be subject to Section 5 of the Debentures and Section 3 of the Warrants

“FWS” means Feldman Weinstein & Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(z).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

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“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Participation Maximum” shall have the meaning ascribed to such term in Section 4.12(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pre-Notice” shall have the meaning ascribed to such term in Section 4.12(b).

 “Pro Rata Portion” shall have the meaning ascribed to such term in Section 4.12(e).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the final prospectus filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser at the Closing.

 “Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

“Registration Statement” means the effective registration statement with Commission file No. 333-148287 which registers the sale of the Debentures, Conversion Shares, the Warrants and the Warrant Shares by the Purchasers.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all Warrants or conversion in full of all Debentures (including Underlying Shares issuable as payment of interest on the Debentures), ignoring any conversion or exercise limits set forth therein, and assuming that the Conversion Price is at all times on and after the date of determination 75% of the then Conversion Price on the Trading Day immediately prior to the date of determination.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Debentures, the Warrants and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Warrants” means, collectively, the Series A Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to seven years, in the form of  Exhibit C  attached hereto.

“Series B Warrants” means, collectively, the Series B Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to seven years, in the form of  Exhibit C  attached hereto.

 “Shareholder Approval” means such approval as may be required by the applicable rules and regulations of The American Stock Exchange (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

 “Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Debentures and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.12(a).

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.12(b).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

 “Trading Day” means a day on which the New York Stock Exchange is open for trading.

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 “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

 “Transaction Documents” means this Agreement, the Debentures or the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Fidelity Transfer Company, the current transfer agent of the Company, with a mailing address of 8915 S. 700 E. Suite 102, Sandy, UT 84070 and a facsimile number of (801) 233-0589, and any successor transfer agent of the Company.

“Underlying Shares” means the Conversion Shares, the Warrant Shares and the shares of Common Stock issued and issuable in lieu of the cash payment of interest on the Debentures in accordance with the terms of the Debentures.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.13(b).

 “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b)  if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means the Series A Warrants and the Series B Warrants.

 “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

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PURCHASE AND SALE

.1   Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $5,000,000 in principal amount of the Debentures.  Each Purchaser shall deliver to the Company via wire transfer or a certified check of immediately available funds equal to its Subscription Amount and the Company shall deliver to each Purchaser its respective Debenture and Warrants, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of FWS or such other location as the parties shall mutually agree.

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.2   Deliveries.

(a)           On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

 (i)           this Agreement duly executed by the Company;

(ii)           a legal opinion of Company Counsel, substantially in the form of Exhibit B attached hereto;

(iii)          a Debenture with a principal amount equal to such Purchaser’s Subscription Amount, registered in the name of such Purchaser (such Debenture certificate may be delivered within three Trading Days of the Closing Date);

(iv)          a Series A Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 50% of such Purchaser’s Subscription Amount divided by the Conversion Price, with an exercise price equal to $2.75, subject to adjustment therein (such Warrant certificate may be delivered within three Trading Days of the Closing Date);

(v)           a Series B Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 50% of such Purchaser’s Subscription Amount divided by the Conversion Price, with an exercise price equal to $3.00, subject to adjustment therein (such Warrant certificate may be delivered within three Trading Days of the Closing Date); and

(vi)          the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b)           On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

.A          this Agreement duly executed by such Purchaser; and

.B           such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company.

.3    Closing Conditions.

(a)             The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

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.A           the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein;

.B           all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

.C           the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)           The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

the American Stock Exchange shall have accepted the Company’s Listing of Additional Shares application and approved the listing of the Underlying Shares;

the delivery of a payoff and release letter from YA Global Investments, L.P. in form and substance reasonably satisfactory to the Purchasers;

there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

written evidence from the Company of the reduction of the exercise price to $3.00 per share for the common stock purchase warrants issued pursuant to the Securities Purchase Agreement, dated May 11, 2008, by and among the Company and the purchasers signatory thereto; and

from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission  or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

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13
REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Company.  Except as set forth in the Prospectus Supplement or the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

.1   Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a) .  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  If the Company has no subsidiaries, then all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

.2   Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “ Material Adverse Effect ”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

.3   Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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.4   No Conflicts.  The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Securities and the consummation by it to which it is a party of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

.5   Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.5 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) application(s) to each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, (iv) such filings as are required to be made under applicable state securities laws and (v) Shareholder Approval (collectively, the “ Required Approvals ”).

.6    Issuance of the Securities; Registration.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Debentures and the Warrants. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on February 12, 2008 (the “ Effective Date ”), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement.  The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission.  The Company, if required by the rules and regulations of the Commission, proposes to file the Prospectus, with the SEC pursuant to Rule 424(b).  At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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.7    Capitalization.  The capitalization of the Company is as set forth on Schedule 3.1(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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.8   SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “ SEC Reports ”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“ GAAP ”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

.9   Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement or as set forth on  Schedule 3.1(i) , no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

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.10  Litigation.  Except as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “ Action ”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

.11  Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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.12  Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

.13  Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“ Material Permits ”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

.14  Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

.15  Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “ Intellectual Property Rights ”).  Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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.16  Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

.17  Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

.18  Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “ Evaluation Date ”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

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.19  Certain Fees.  Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

.20  Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

.21  Registration Rights.  No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

.22  Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

.23  Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

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.24  Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.   The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

.25  No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

.26  Solvency.  Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.   Schedule 3.1(z)  sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “ Indebtedness ” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

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.27  Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

.28  Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

.29  Accountants.  The Company’s accounting firm is set forth on Schedule 3.1(cc) of the Disclosure Schedules.  To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

.30  Seniority.  As of the Closing Date, no Indebtedness or other claim against the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

.31  Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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.32  Acknowledgment Regarding Purchasers’ Trading Activity.  Notwithstanding anything in this Agreement or elsewhere herein to the contrary (except for Sections 3.2(e) and 4.15 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked to agree by the Company, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.  The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

.33  Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

.34  Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated.  The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

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.2   Representations and Warranties of the Purchasers.    Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

.1   Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

.2   Own Account.  Such Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

.3   Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any Debentures it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

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.4   Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

.5   Short Sales and Confidentiality Prior To The Date Hereof.  Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder (“ Discussion Time ”).  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

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OTHER AGREEMENTS OF THE PARTIES

.1   Conversion Shares and Warrant Shares. If all or any portion of a Debenture is converted at a time when there is an effective registration statement to cover the issuance or resale of the Conversion Shares, the Conversion Shares issued pursuant to the any such conversion shall be issued free of all legends. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or if the Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends.  If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the Conversion Shares or the Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Conversion Shares or the Warrant Shares, the Company shall immediately notify the holders of the Debentures and Warrants, respectively, in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Conversion Shares or the Warrant Shares.  The Company shall use best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Conversion Shares or the Warrant Shares effective during the term of the Securities. Upon a cashless exercise of the Warrants, the holding period for purposes of Rule 144 shall tack back to the original date of issuance of such Warrant.

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.2   Furnishing of Information.  Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.    As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

.3    Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

.4    Conversion and Exercise Procedures.  Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Debentures set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Debentures.  No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Debentures.  The Company shall honor exercises of the Warrants and conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

.5    Securities Laws Disclosure; Publicity.  The Company shall, by 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents as exhibits thereto.  The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

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.6   Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

.7   Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

.8   Use of Proceeds.  Except as set forth on Schedule 4.8 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder to repay all outstanding Indebtedness and for working capital purposes and shall not use such proceeds for: (a) the redemption of any Common Stock or Common Stock Equivalents or (b) the settlement of any outstanding litigation.

.9   Indemnification of Purchasers.   Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “ Purchaser Party ”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

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.10  Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents. If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

.11  Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing and quotation of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the Closing Date) to list or quote all of the Underlying Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Underlying Shares, and will take such other action as is necessary to cause all of the Underlying Shares to be listed or quoted on such other Trading Market as promptly as possible.  The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. In addition, the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date after the date hereof for purposes of obtaining the Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal.  If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Debentures are no longer outstanding.

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.12  Participation in Future Financing.

.1   From the date hereof until the date that the Debentures are no longer outstanding, upon any issuance by the Company or any of its Subsidiaries of Common Stock, Common Stock Equivalents for cash consideration, Indebtedness (or a combination of units hereof) (a “ Subsequent Financing ”), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 30% of the Subsequent Financing (the “ Participation Maximum ”) on the same terms, conditions and price provided for in the Subsequent Financing, unless the Subsequent Financing is a registered public offering, in which case the Company shall offer each Purchaser the right to participate in such public offering when it is lawful for the Company to do so, but no Purchaser shall be entitled to purchase any particular amount of such public offering.

.2   At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“ Pre-Notice ”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “ Subsequent Financing Notice ”).  Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 1 Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

.3   Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5 th ) Trading Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser’s participation, and that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice.  If the Company receives no notice from a Purchaser as of such fifth (5 th ) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

.4   If by 5:30 p.m. (New York City time) on the fifth (5th ) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

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.5   If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum.  “ Pro Rata Portion ” means the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser participating under this Section 4.12 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 4.12.

.6   The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.12, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 30 Trading Days after the date of the initial Subsequent Financing Notice.

.7   Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of (i) an Exempt Issuance, or (ii) a firm commitment underwritten public offering of Common Stock of at least $10,000,000 gross proceeds.

.13   Subsequent Equity Sales.

.1   From the date hereof until 90 days after the Closing Date, neither the Company nor any Subsidiary shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents; provided ,  however , that the 90 day period set forth in this Section 4.13 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Debentures, the Conversion Shares, the Warrants and Warrant Shares.

.2   From the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a Variable Rate Transaction. “ Variable Rate Transaction ” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.   Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

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.3   Unless Shareholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the Conversion Price to the extent the holders of Debentures would not be permitted, pursuant to Section 4(c)(i) of the Debentures, to convert their respective outstanding Debentures and exercise their respective Warrants in full, ignoring for such purposes the conversion or exercise limitations therein.  Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

.4   Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

.14  Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Debentures in amounts which are disproportionate to the respective principal amounts outstanding on the Debentures at any applicable time.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

.15  Short Sales and Confidentiality After The Date Hereof. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will execute any Short Sales during the period commencing with the Discussion Time and ending at such time the transactions contemplated by this Agreement are first publicly announced as described in Section 4.5.    Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.5, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules.  N otwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.5.   Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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.16  Delivery of Securities After Closing.  The Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser to such Purchaser within 3 Trading Days of the Closing Date.

.17   Capital Changes.  Until the one year anniversary of the date hereof, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in principal amount outstanding of the Debentures.

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MISCELLANEOUS

.1   Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before September 30, 2008;  provided ,  however , that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

.2   Fees and Expenses.  At the Closing, the Company has agreed to reimburse Enable Capital Management, LLC  (“ Enable ”) the non-accountable sum of $30,000 for its legal fees and expenses and such fees shall be deducted from the proceeds upon funding.  The Company shall deliver to each Purchaser, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as  Annex A .  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

.3   Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

.4   Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2 nd ) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

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.5   Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

.6   Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

.7   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

.8   No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

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.9   Governing Law, Arbitration.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with, and any dispute between the parties relating to or arising from the Transaction Documents shall be governed by, the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents), as well as any dispute between the parties relating to the Transaction Documents, shall be resolved by binding arbitration in San Francisco, California before an arbitrator with experience in commercial disputes relating to securities.  The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures, or, if for any reason JAMS refuses to administer such arbitration or JAMS is no longer in business, by the American Arbitration Association (“ AAA ”) in accordance with its rules and procedures. Unless the arbitrator determines that there is exceptional need for additional discovery, discovery in the arbitration shall be limited as follows:  (1) the parties shall exchange non-privileged relevant documents including, without limitation, all documents that the parties intend to use as evidence in the arbitration; and (2) each party shall be entitled to take one deposition of seven hours duration of either an opposing party or a non-party.  If one party fails to respond within 20 days after the other party mails a written list of proposed arbitrators to that party by either agreeing to one of the proposed arbitrators or suggesting 3 or more alternate arbitrators, the proposing party may select the arbitrator from among its initial list of proposed arbitrators and JAMS (or AAA if it is administering the arbitration) shall then appoint that arbitrator to preside over the arbitration.  If the parties are unable to agree on an arbitrator, the parties shall select an arbitrator pursuant to the rules of JAMS (or AAA if it is administering the arbitration).   Where reasonable, the arbitrator shall schedule the arbitration hearing within four (4) months after being appointed.  The arbitrator must render a decision in writing, explaining the legal and factual basis for decision as to each of the principal controverted issues.  The arbitrator’s decision will be final and binding upon the parties.  A judgment upon any award may be entered in any court of competent jurisdiction.  This clause shall not preclude the parties from seeking provisional remedies in aid of arbitration, such as injunctive relief, from any court of competent jurisdiction. Each party shall be responsible for advancing one-half of the costs of arbitration, including all JAMS (or AAA) fees; provided that, in the award, the prevailing party shall be entitled to recover all of its costs and expenses, including reasonable attorneys’ fees and costs, arbitrator fees, JAMS (or AAA) fees and costs, and any attorneys’ fees and costs incurred in compelling arbitration.  The parties are not waiving, and expressly reserve, any rights they may have under federal securities laws, rules, and regulations, and any such rights shall be determined in the arbitration provided for herein.  Each party hereby irrevocably agrees and submits to the jurisdiction of the federal and state courts located in the City of San Francisco, California, for any suit, action or proceeding enforcing this arbitration provision or entering judgment upon any arbitral award made pursuant to this arbitration provision, and each party hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, or that such suit, action or proceeding is an inconvenient venue.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  This provision will be interpreted, construed and governed according to the Federal Arbitration Act (9 U.S.C. Sections 1 et seq.).

.10  Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

.11  Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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.12  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

.13  Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights;  provided , however , that in the case of a rescission of a conversion of a Debenture or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

.14  Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

.15  Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

.16  Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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.17  Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “ Maximum Rate ”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

.18  Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FWS.  FWS does not represent all of the Purchasers but only Enable. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

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.19  Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

.20  Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

.21  Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

.22  WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

33

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HYPERDYNAMICS CORPORATION		Address for Notice:\
One Sugar Creek Center
Blvd. #125
Sugar Land, Texas 77478
By:	/s/ Kent Watts	Fax: (713) 353-9421
	Name: Kent P. Watts	Attn: Kent Watts
	Title: President and CEO	e-mail:
kent@hyperdynamics.com
With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO HDY SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Enable Growth Partners LP

Signature of Authorized Signatory of Purchaser: /s/ Brenden O’Neil

Name of Authorized Signatory: Brenden O’Neil

Title of Authorized Signatory: President and Chief Investment Officer

Email Address of Authorized Signatory: __________________________

Facsimile Number of Authorized Signatory: _______________________

Address for Notice of Purchaser:

One Ferry Building
Suite 255
San Francisco, CA 94111

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $5,000,000.00

Series A Warrant Shares: 1,111,111

Series B Warrant Shares: 1,111,111

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

35

Annex A

CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $5,000,000 of Debentures and Warrants from Hyperdynamics Corporation, a Delaware corporation (the “ Company ”).  All funds will be wired into an account maintained by the Company.  All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date: August ___, 2008

I. PURCHASE PRICE
Gross Proceeds to be Received	$

II. DISBURSEMENTS
$
$
$
$
$

Total Amount Disbursed:	$

WIRE INSTRUCTIONS:

To:

To:

36

Exhibit “C”  Amendment

AMENDMENT TO THE AUGUST 29, 2008 TRANSACTION BETWEEN
ENABLE GROWTH PARTNERS LP AND HYPERDYNAMICS CORPORATION.

This Amendment to that certain August 29, 2008 transaction between Enable Growth Partners LP And Hyperdynamics Corporation ( the “Amendment”) is entered into on September 9, 2008 by an between Enable Growth Partners LP (ENABLE”) and Hyperdynamics Corporation (“Hyperdynamics”).

Whereas on August 29, 2008, the parties entered into that certain Securities Purchase Agreement (the “SPA”) whose exhibits were a form of a convertible debenture (the “Form of Debenture”) and a form of a warrant (the “Form of Warrant”)(collectively, the “Transaction Documents”).

Whereas, the parties desire to amend the Transaction Documents to comply with the rules of the American Stock Exchange for a listing of additional shares without a shareholder vote.

Whereas, this amendment is in the best interest of both of the parties.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, Enable and Hyperdynamics agree as follows:

1.	Amendment to the SPA.

(i)                 The SPA at Article I Section 1.1 definitions of “Shareholder Approval” is amended in its entirety by the following:

““Shareholder Approval” means such approval as may be required by the applicable rules and regulations of The American Stock Exchange (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on May 11, 2008.”

(ii)                Section 4.11 of the SPA is hereby amendment in its entirety by the following:

“Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing and quotation of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the Closing Date) to list or quote all of the Underlying Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Underlying Shares, and will take such other action as is necessary to cause all of the Underlying Shares to be listed or quoted on such other Trading Market as promptly as possible.  The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. In addition, the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date after the date hereof, and in any event on or before the 60 th  calendar day following the Closing Date, for purposes of obtaining the Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal.  If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every two months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Debentures are no longer outstanding.”

2.                 Amendment to the Form of Debenture.  The Form of Debenture at its footnote number 3 is amended in its entirety by the following:

“19.99% of the number of shares of Common Stock outstanding on the May 11, 2008.”

3.                 Amendment to the Form of Warrant.  The Form of Warrant at its footnote number 2 is amended in its entirety by the following:

“Insert number equal to 19.99% as of May 11, 2008.”

4.                  In all other respects, the Transaction Documents are unchanged.

5.                 The Company shall, by 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of this Amendment and attaching this Amendment as an exhibit thereto.

[signatures appear on the next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of September 9, 2008.

HYPERDYNAMICS CORPORATION

/s/ Kent P. Watts
Name: Kent P. Watts
Title: President and CEO

ENABLE GROWTH PARTNERS LP.

/s/ Brendan O’Neil
Brendan O’Neil
President and Chief Investment Officer

Exhibit “D” ----- 10% Convertible Debenture

$5,000,000

10% CONVERTIBLE DEBENTURE
DUE SEPTEMBER 12, 2012

THIS 10% CONVERTIBLE DEBENTURE is one of a series of duly authorized and validly issued 10% Convertible Debentures of Hyperdynamics Corporation, a Delaware corporation, (the “ Company ”), having its principal place of business at One Sugar Creek Center Blvd. #125, Sugar Land, Texas 77478, designated as its 10% Convertible Debenture due September 12, 2012 (this debenture, the “ Debenture ” and, collectively with the other debentures of such series, the “ Debentures ”).

FOR VALUE RECEIVED, the Company promises to pay to ENABLE GROWTH PARTNERS LP or its registered assigns (the “ Holder ”), or shall have paid pursuant to the terms hereunder, the principal sum of $ 5,000,000 , on September 12, 2012 (the “ Maturity Date ”) or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof.  This Debenture is subject to the following additional provisions:

Section 1.     Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Debenture, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 5(e).

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Base Conversion Price” shall have the meaning set forth in Section 5(b).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 4(c)(ii).

“Business Day” means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 4(d)(v).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 3M-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company (other than by means of conversion or exercise of the Debentures and the Securities issued together with the Debentures), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, or (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), or (e) the execution by the Company of an agreement to which the Company  is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Conversion” shall have the meaning ascribed to such term in Section 4.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Schedule” means the Conversion Schedule in the form of Schedule 1 attached hereto.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Debenture in accordance with the terms hereof.

“Debenture Register” shall have the meaning set forth in Section 2(c).

“Dilutive Issuance” shall have the meaning set forth in Section 5(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 5(b).

“Equity Conditions” means, during the period in question, (a) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holder, if any, (b) the Company shall have paid all liquidated damages and other amounts owing to the Holder in respect of this Debenture, (c)(i) with respect to shares of Common Stock issuable as Interest Conversion Shares only, there is an effective registration statement pursuant to which the Company is permitted to utilize the prospectus thereunder to issue the Interest Conversion Shares or the Holder is permitted to utilize the prospectus thereunder to resell all of the Interest Conversion Shares (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or (ii) with respect to shares of Common Stock issuable pursuant to Section 4 or 6 hereof (including shares issuable in lieu of a cash payment of interest a Monthly Redemption Make-Whole Interest Amount, Optional Redemption Make-Whole Interest Amount  and Voluntary Conversion Make-Whole Interest Payment) ,  there is an effective Registration Statement pursuant to which the Company is permitted to utilize the prospectus thereunder to issue or the Holder is permitted to utilize the prospectus thereunder to sell all of the other shares of Common Stock issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (d) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (f) there is no existing Event of Default or no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (g) the issuance of the shares in question (or, in the case of an Optional Redemption or Monthly Redemption, the shares issuable upon conversion in full of the Optional Redemption Amount or Monthly Redemption Amount) to the Holder would not violate the limitations set forth in Section 4(c)(i) and Section 4(c)(ii) herein, (h) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (i) the Holder is not in possession of any information provided by the Company that constitutes, or may constitute, material non-public information and (j) for each Trading Day in a period of 20 consecutive Trading Days prior to the applicable date in question, the daily trading volume for the Common Stock on the principal Trading Market exceeds 75,000 shares (subject to adjustment for forward and reverse stock splits and the like) per Trading Day.

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“Event of Default” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 5(e).

“Interest Conversion Rate” means the lesser of (a) the Conversion Price or (b) 85% of the lesser of (i) the average of the VWAPs for the 10 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Interest Payment Date or (ii) the average of the VWAPs for the 10 consecutive Trading Days ending on the Trading Day that is immediately prior to the date the applicable Interest Conversion Shares are issued and delivered if such delivery is after the Interest Payment Date.

“Interest Conversion Shares” shall have the meaning set forth in Section 2(a).

“Interest Notice Period” shall have the meaning set forth in Section 2(a).

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Interest Share Amount” shall have the meaning set forth in Section 2(a).

“Issuable Maximum” shall have the meaning set forth in Section 4(c)(i).

“Late Fees” shall have the meaning set forth in Section 2(d).

“Mandatory Default Amount”  means the sum of (a) the greater of (i) the outstanding principal amount of this Debenture, plus all accrued and unpaid interest hereon, divided by the Conversion Price on the date the Mandatory Default Amount is either (A) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (B) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 130% of the outstanding principal amount of this Debenture, plus 100% of accrued and unpaid interest hereon, (b) all other amounts, costs, expenses and liquidated damages due in respect of this Debenture and (c) an amount equal to all interest that would have accrued if the principal amount subject to such Mandatory Default had remained outstanding through September 12, 2012.

“Monthly Conversion Period” shall have the meaning set forth in Section 6(b) hereof.

3

“Monthly Conversion Price” shall have the meaning set forth in Section 6(b) hereof.

“Monthly Redemption” means the redemption of this Debenture pursuant to Section 6(b) hereof.

 “Monthly Redemption Amount” means, as to a Monthly Redemption, the sum of (a) $ 138,888.89 , (b) plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder in respect of this Debenture and (c) an amount equal to all interest that would have accrued if the principal amount subject to such Monthly Redemption had remained outstanding through September 12, 2012 (such amount, the “ Monthly Redemption Make-Whole Interest Amount ”).

“Monthly Redemption Date” means the 12th day of each month, commencing immediately upon the one year anniversary of the Original Issue Date.

“Monthly Redemption Notice” shall have the meaning set forth in Section 6(b) hereof.

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Optional Redemption” shall have the meaning set forth in Section 6(a).

“Optional Redemption Amount” means the sum of (a)(i) from the Original Issue Date until the 120 th  day following the Original Issue Date, 110% of the then outstanding principal amount of the Debenture and (ii) from the 120 th  day following the Original Issue Date until the Debenture is no longer outstanding, (x) 100% of the then outstanding principal amount of the Debenture plus (y) an amount equal to all interest that would have accrued if the principal amount subject to such Optional Redemption had remained outstanding through September 12, 2012 (such amount, the “ Optional Redemption Make-Whole Interest Amount ”), (b) accrued but unpaid interest, and (c) all liquidated damages and other amounts due in respect of the Debenture.

“Optional Redemption Date” shall have the meaning set forth in Section 6(a).

“Optional Redemption Notice” shall have the meaning set forth in Section 6(a).

 “Optional Redemption Notice Date” shall have the meaning set forth in Section 6(a).

“Optional Redemption Period” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of the Debentures, regardless of any transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debentures.

4

“Permitted Indebtedness” means (a) the indebtedness evidenced by the Debentures, (b) the Indebtedness existing on the Original Issue Date and set forth on  Schedule 3.1(z)  attached to the Purchase Agreement, (c) lease obligations and purchase money indebtedness of up to $2,000,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets and (d) up to $10,000,000 of non-equity linked indebtedness owing to a commercial lender under commercial lines of credit.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) Liens incurred in connection with Permitted Indebtedness under clauses (a) and (b) thereunder; and (d) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.

“Pre-Redemption Conversion Shares” shall have the meaning set forth in Section 6(b) hereof.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of August 29, 2008 among the Company and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Registration Statement” shall have the meaning set forth in the Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(d)(ii).

“Shareholder Approval” shall have the meaning set forth in the Purchase Agreement.

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“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Trading Day” means a day on which the New York Stock Exchange is open for business.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“Voluntary Conversion Make-Whole Interest Payment” shall have the meaning set forth in Section 4(d)(ii).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

Section 2.      Interest.

a) Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 10% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date, on each Monthly Redemption Date (as to that principal amount then being redeemed), on each Conversion Date (as to that principal amount then being converted), on each Optional Redemption Date (as to that principal amount then being redeemed) and on the Maturity Date (each such date, an “ Interest Payment Date ”) (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash or, at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock at the Interest Conversion Rate (the dollar amount to be paid in shares, the “ Interest Share Amount ”) or a combination thereof;  provided ,  however , that payment in shares of Common Stock may only occur if (i) all of the Equity Conditions have been met (unless waived by the Holder in writing) during the 20 Trading Days immediately prior to the applicable Interest Payment Date  (the “ Interest Notice Period ”) and through and including the date such shares of Common Stock are actually issued to the Holder, (ii) the Company shall have given the Holder notice in accordance with the notice requirements set forth below and (iii) as to such Interest Payment Date, prior to such Interest Notice Period (but not more than five (5) Trading Days prior to the commencement of such Interest Notice Period), the Company shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Interest Share Amount equal to the quotient of (x) the applicable Interest Share Amount divided by (y) the lesser of the (i) then Conversion Price and (ii) the Interest Conversion Rate assuming for such purposes that the Interest Payment Date is the Trading Day immediately prior to the commencement of the Interest Notice Period (the “ Interest Conversion Shares ”).  In addition, in connection with all conversions pursuant to Section 4 and all Monthly and Optional Redemptions, the Company shall pay the Holder the Voluntary Conversion Make-Whole Interest Payment, Monthly Redemption Make-Whole Interest Amount and Optional Redemption Make-Whole Interest Amount, as applicable.

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b) Company’s Election to Pay Interest in Cash or Shares of Common Stock.  Subject to the terms and conditions herein, the decision whether to pay interest hereunder in cash, shares of Common Stock or a combination thereof shall be at the sole discretion of the Company.  Prior to the commencement of any Interest Notice Period, the Company shall deliver to the Holder a written notice of its election to pay interest hereunder on the applicable Interest Payment Date either in cash, shares of Common Stock or a combination thereof and the Interest Share Amount as to the applicable Interest Payment Date, provided that the Company may indicate in such notice that the election contained in such notice shall apply to future Interest Payment Dates until revised by a subsequent notice.  During any Interest Notice Period, the Company’s election (whether specific to an Interest Payment Date or continuous) shall be irrevocable as to such Interest Payment Date.  Subject to the aforementioned conditions, failure to timely deliver such written notice to the Holder shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash.  The aggregate number of shares of Common Stock otherwise issuable to the Holder on an Interest Payment Date shall be reduced by the number of Interest Conversion Shares previously issued to the Holder in connection with such Interest Payment Date.

c) Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made.  Payment of interest in shares of Common Stock (other than the Interest Conversion Shares issued prior to an Interest Notice Period) shall otherwise occur pursuant to Section 4(d)(ii) herein and, solely for purposes of the payment of interest in shares, the Interest Payment Date shall be deemed the Conversion Date.  Interest shall cease to accrue with respect to any principal amount converted, provided that, the Company actually delivers the Conversion Shares within the time period required by Section 4(d)(ii) herein.  Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of this Debenture (the “ Debenture Register ”). Except as otherwise provided herein, if at any time the Company pays interest partially in cash and partially in shares of Common Stock to the holders of the Debentures, then such payment of cash shall be distributed ratably among the holders of the then-outstanding Debentures based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement.

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d) Late Fee.  All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law (the “ Late Fees ”) which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment in full. Notwithstanding anything to the contrary contained herein, if, on any Interest Payment Date the Company has elected to pay accrued interest in the form of Common Stock but the Company is not permitted to pay accrued interest in Common Stock because it fails to satisfy the conditions for payment in Common Stock set forth in Section 2(a) herein, then, at the option of the Holder, the Company, in lieu of delivering either shares of Common Stock pursuant to this Section 2 or paying the regularly scheduled interest payment in cash, shall deliver, within three (3) Trading Days of each applicable Interest Payment Date, an amount in cash equal to the product of (x) the number of shares of Common Stock otherwise deliverable to the Holder in connection with the payment of interest due on such Interest Payment Date multiplied by (y) the highest VWAP during the period commencing on the Interest Payment Date and ending on the Trading Day prior to the date such payment is actually made.  If any Interest Conversion Shares are issued to the Holder in connection with an Interest Payment Date and are not applied against an Interest Share Amount, then the Holder shall promptly return such excess shares to the Company.

e) Prepayment.  Except as otherwise set forth in this Debenture, the Company may not prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder.

Section 3.      Registration of Transfers and Exchanges.

a) Different Denominations. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

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c) Reliance on Debenture Register. Prior to due presentment for transfer to the Company of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.      Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(c) hereof).  The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as  Annex A  (each, a “ Notice of Conversion ”), specifying therein the principal amount of this Debenture to be converted and the date on which such conversion shall be effected (such date, the “ Conversion Date ”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder.  To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire principal amount of this Debenture, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion.  The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s).  The Company may deliver an objection to any Notice of Conversion within 1 Business Day of delivery of such Notice of Conversion.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.  The Holder, and any assignee by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

b) Conversion Price.  The conversion price in effect on any Conversion Date shall be equal to $2.25, subject to adjustment herein (the “ Conversion Price ”).

c) Conversion Limitations.

i. Issuance Limitations.   Notwithstanding anything herein to the contrary, if the Company has not obtained Shareholder Approval, then the Company may not issue, upon conversion of this Debenture, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date (A) in connection with the conversion of any Debentures issued pursuant to the Purchase Agreement, (B) in connection with the exercise of any Warrants issued pursuant to the Purchase Agreement and (C) in connection with any warrants issued to any registered broker-dealer as a fee in connection with the issuance of the Securities pursuant to the Purchase Agreement, would exceed 11,304,746 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) (such number of shares, the “ Issuable Maximum ”).  Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the original principal amount of the Holder’s Debenture by (y) the aggregate original principal amount of all Debentures issued on the Original Issue Date to all Holders.  In addition, each Holder may allocate its pro-rata portion of the Issuable Maximum among Debentures and Warrants held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Debentures or Warrants and the amount of shares issued to the Holder pursuant to the Holder’s Debentures and Warrants was less than the Holder’s pro-rata share of the Issuable Maximum.  For avoidance of doubt, unless and until any required Shareholder Approval is obtained and effective, warrants issued to any registered broker-dealer as a fee in connection with the Securities issued pursuant to the Purchase Agreement as described in (C) above shall provide that such warrants shall not be allocated any portion of the Issuable Maximum and shall be unexercisable unless and until such Shareholder Approval is obtained and effective.

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ii. Holder’s Restriction on Conversion. The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any other person or entity acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company  subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Debentures or the Warrants) beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 4(c)(ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 4(c)(ii) applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Debenture may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.   For purposes of this Section 4(c)(ii), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Company’s most recent periodic or annual report, as the case may be; (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “ Beneficial Ownership Limitation ” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(c)(ii), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Debenture held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4(c)(ii) shall continue to apply.  Any such increase or decrease will not be effective until the 61 st  day after such notice is delivered to the Company.  The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(c)(ii) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

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   d) Mechanics of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount.  The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price.

ii. Delivery of Certificate Upon Conversion. Not later than three Trading Days after each Conversion Date (the “ Share Delivery Date ”), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions representing the number of shares of Common Stock being acquired upon the conversion of this Debenture (including, if the Company has given continuous notice pursuant to Section 2(b) for payment of interest in shares of Common Stock at least 20 Trading Days prior to the date on which the Notice of Conversion is delivered to the Company, shares of Common Stock representing the payment of accrued interest otherwise determined pursuant to Section 2(a) but assuming that the Interest Notice Period is the 20 Trading Days period immediately prior to the date on which the Notice of Conversion is delivered to the Company and excluding for such issuance the condition that the Company deliver Interest Conversion Shares as to such interest payment), (B) a bank check in the amount of accrued and unpaid interest (if the Company has elected or is required to pay accrued interest in cash) and (C) a bank check or wire transfer in the amount equal to all interest that would have accrued if the principal amount subject to such Notice of Conversion had remained outstanding through September 12, 2012 (the amount of such interest on each conversion of this Debenture, a “ Voluntary Conversion Make-Whole Interest Payment ”). The Company shall use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section 4(d) electronically through the Depository Trust Company or another established clearing corporation performing similar functions.  Notwithstanding the foregoing, the Company shall be permitted to make a Voluntary Conversion Make-Whole Interest Payment in shares of Common Stock based on a conversion price equal to the lesser of (i) the then Conversion Price, (ii) 85% of the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Share Delivery Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 10 Trading Day period) or (iii) 85% of the average of the VWAPs for the 10 consecutive Trading Days ending on the Trading Day that is immediately prior to the date of the applicable Notice of Conversion (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 20 Trading Day period) if: (x) all of the Equity Conditions have been met (unless waived by the Holder in writing) during the 20 Trading Days immediately prior to the applicable Conversion Date and through and including the date such shares of Common Stock are actually issued to the Holder and (y) the Company shall have provided written notice to the Holder at least 20 Trading Days prior to such conversion (which notice may be given on a continuous basis to the Holder) that the Company elects to make the Voluntary Conversion Make-Whole Interest Payment in shares of Common Stock rather than cash, provided that the Company shall have the right to deliver such notice to the Holder at the Closing which notice shall be effective immediately without having to meet the 20 Trading Day prior notice requirement.  The Company’s election to pay a Voluntary Conversion Make-Whole Interest Payment in shares of Common Stock shall be applied ratably to all of the holders of the then outstanding Debentures that submit a Notice of Conversion on the same day based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement.

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iii. Failure to Deliver Certificates.  If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Debenture delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates representing the principal amount of this Debenture unsuccessfully tendered for conversion to the Company.

iv. Obligation Absolute; Partial Liquidated Damages.  The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares;  provided ,  however , that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder.  In the event the Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Debenture, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment.  In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion.  If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the third Trading Day after the Conversion Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5 th ) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such third (3 rd ) Trading Day until such certificates are delivered.    Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion . In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 4(d)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “ Buy-In ”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Debenture in a principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 4(d)(ii).  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Debenture with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Debenture as required pursuant to the terms hereof.

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vi. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Debentures), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Debenture and payment of interest hereunder.  The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if a registration statement is then effective under the Securities Act, shall be registered for public sale in accordance with such registration statement.

vii. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Debenture.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

viii. Transfer Taxes.  The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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Section 5. Certain Adjustments.

a) Stock Dividends and Stock Splits.  If the Company, at any time while this Debenture is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Debentures), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales.  If, at any time while this Debenture is outstanding,  the Company or any Subsidiary, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “ Base Conversion Price ” and such issuances, collectively, a “ Dilutive Issuance ”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance.  In addition, for clarity, any adjustment to the conversion price, exchange price or exercise price of the Yorkville Warrants shall not constitute an Exempt Issuance, and, any such adjustment to an effective price per share that is lower than the then Conversion Price shall constitute a Dilutive Issuance subject to this Section 5(b). If the Company enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The Company shall notify the Holder in writing, no later than 1 Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “ Dilutive Issuance Notice ”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

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c) Subsequent Rights Offerings.  If the Company, at any time while the Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP.  Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

d) Pro Rata Distributions. If the Company, at any time while this Debenture is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to 1 outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith.  In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to 1 share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

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e) Fundamental Transaction. If, at any time while this Debenture is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “ Fundamental Transaction ”), then, upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of 1 share of Common Stock (the “ Alternate Consideration ”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of 1 share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder’s right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5(e) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f) Calculations.  All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

g) Notice to the Holder.

i. Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

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ii. Notice to Allow Conversion by Holder.  If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Debenture Register, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to convert this Debenture during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 6.     Redemption.

a) Optional Redemption at Election of Company.  Subject to the provisions of this Section 6(a), at any time after the Original Issue Date, the Company may deliver a notice to the Holder (an “ Optional Redemption Notice ” and the date such notice is deemed delivered hereunder, the “ Optional Redemption Notice Date ”) of its irrevocable election to redeem some or all of the then outstanding principal amount of this Debenture for cash in an amount equal to the Optional Redemption Amount on (i) as to an Optional Redemption prior to the 120th day following the Original Issue Date, the 10th Trading Day following the Optional Redemption Notice Date and (ii) as to an Optional Redemption following the 120 th  day following the Original Issue Date, the 20 th  Trading Day following the Optional Redemption Notice Date (such date, the “ Optional Redemption Date ”, such 10 Trading Day period or 20 Trading Day period, as applicable, the “ Optional Redemption Period ” and such redemption, the “ Optional Redemption ”).  The Optional Redemption Amount is payable in full on the Optional Redemption Date.  The Company may only effect an Optional Redemption if each of the applicable Equity Conditions shall have been met (unless waived in writing by the Holder) on each Trading Day during the period commencing on the Optional Redemption Notice Date through to the Optional Redemption Date and through and including the date payment of the Optional Redemption Amount is actually made in full.  If any of the applicable Equity Conditions shall cease to be satisfied at any time during the Optional Redemption Period, then the Holder may elect to nullify the Optional Redemption Notice by notice to the Company within 3 Trading Days after the first day on which any such Equity Condition has not been met (provided that if, by a provision of the Transaction Documents, the Company is obligated to notify the Holder of the non-existence of an Equity Condition, such notice period shall be extended to the third Trading Day after proper notice from the Company) in which case the Optional Redemption Notice shall be null and void,  ab   initio .  The Company covenants and agrees that it will honor all Notices of Conversion (and pay all Voluntary Conversion Make-Whole Interest Payments in connection therewith) tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full. The Company’s determination to pay an Optional Redemption in cash shall be applied ratably to all of the holders of the then outstanding Debentures based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement. Notwithstanding the foregoing, as to Optional Redemptions that occur on or after the 120 th  day following the Original Issue Date, the Company shall be permitted to make pay the Optional Redemption Make-Whole Interest Amount portion of an Optional Redemption Amount in shares of Common Stock based on a conversion price equal to the lesser of (i) the then Conversion Price, (ii) 85% of the average of the VWAPs for the 10 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Optional Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 20 Trading Day period) or (iii) 85% of the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the date of the applicable Optional Redemption Notice Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 20 Trading Day period) if: (x) all of the Equity Conditions have been met (unless waived by the Holder in writing) during the 20 Trading Days immediately prior to the applicable Optional Redemption Notice Date and through and including the date such shares of Common Stock are actually issued to the Holder and (y) the Company shall have provided the Holder notice on the same day it delivers the applicable Optional Redemption Notice of its intention to pay all or a portion of the Optional Redemption Make-Whole Interest Amount in shares of Common Stock.  The Company’s election to pay an Optional Redemption Make-Whole Interest Amount in shares of Common Stock shall be applied ratably to all of the holders of the then outstanding Debentures based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement.

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b) Monthly Redemption.  On each Monthly Redemption Date, the Company shall redeem the Monthly Redemption Amount (the “ Monthly Redemption ”). The Monthly Redemption Amount payable on each Monthly Redemption Date shall be paid in cash;  provided ,  however , as to any Monthly Redemption and upon 10 Trading Days’ prior written irrevocable notice (the “ Monthly Redemption Notice ”), in lieu of a cash redemption payment the Company may elect to pay all or part of a Monthly Redemption Amount in Conversion Shares based on a conversion price equal to the lesser of (i) the then Conversion Price and (ii) 85% of the average of the VWAPs for the 10 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 10 Trading Day period) (the price calculated during the 10 Trading Day period immediately prior to the Monthly Redemption Date, the “ Monthly Conversion Price ” and such 10 Trading Day period, the “ Monthly Conversion Period ”);  provided ,  further , that the Company may not pay the Monthly Redemption Amount in Conversion Shares unless (y) from the date the Holder receives the duly delivered Monthly Redemption Notice through and until the date such Monthly Redemption is paid in full, the applicable Equity Conditions have been satisfied, unless waived in writing by the Holder, and (z) as to such Monthly Redemption, prior to such Monthly Conversion Period (but not more than 5 Trading Days prior to the commencement of the Monthly Conversion Period), the Company shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Monthly Redemption Amount equal to the quotient of (x) the applicable Monthly Redemption Amount divided by (y) the lesser of (A) the Conversion Price and (B) 85% of the average of the 10 VWAPs during the period ending on the 3 rd  Trading Day immediately prior to the date of the Monthly Redemption Notice (the “ Pre-Redemption Conversion Shares ”).  The Holder may convert, pursuant to Section 4(a), any principal amount of this Debenture subject to a Monthly Redemption at any time prior to the date that the Monthly Redemption Amount, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder are due and paid in full.  Unless otherwise indicated by the Holder in the applicable Notice of Conversion, any principal amount of this Debenture converted during the applicable Monthly Conversion Period until the date the Monthly Redemption Amount is paid in full shall be first applied to the principal amount subject to the Monthly Redemption Amount payable in cash and then to the Monthly Redemption Amount payable in Conversion Shares.  Any principal amount of this Debenture converted during the applicable Monthly Conversion Period in excess of the Monthly Redemption Amount shall be applied against the last principal amount of this Debenture scheduled to be redeemed hereunder, in reverse time order from the Maturity Date;  provided ,  however , if any such conversion is applied against such Monthly Redemption Amount, the Pre-Redemption Conversion Shares, if any were issued in connection with such Monthly Redemption or were not already applied to such conversions, shall be first applied against such conversion.  The Company covenants and agrees that it will honor all Notices of Conversion tendered up until such amounts are paid in full.  The Company’s determination to pay a Monthly Redemption in cash, shares of Common Stock or a combination thereof shall be applied ratably to all of the holders of the then outstanding Debentures based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement.  At any time the Company delivers a notice to the Holder of its election to pay the Monthly Redemption Amount in shares of Common Stock, the Company shall file a prospectus supplement pursuant to Rule 424 disclosing such election.

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c) Redemption Procedure.  The payment of cash or issuance of Common Stock, as applicable, pursuant to an Optional Redemption or a Monthly Redemption] shall be payable on the Optional Redemption Date or the Monthly Redemption Date.  If any portion of the payment pursuant to an Optional Redemption or a Monthly Redemption shall not be paid by the Company by the applicable due date, interest shall accrue thereon at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law until such amount is paid in full.  Notwithstanding anything herein contained to the contrary, if any portion of the Optional Redemption Amount or the Monthly Redemption Amount remains unpaid after such date, the Holder may elect, by written notice to the Company given at any time thereafter, to invalidate such Optional Redemption or Monthly Redemption,  ab initio , and, with respect to the Company’s failure to honor the Optional Redemption, the Company shall have no further right to exercise such Optional Redemption.  Notwithstanding anything to the contrary in this Section 6, the Company’s determination to redeem in cash or its elections under Section 6(b) shall be applied ratably among the Holders of Debentures. The Holder may elect to convert the outstanding principal amount of the Debenture pursuant to Section 4 prior to actual payment in cash for any redemption under this Section 6 by the delivery of a Notice of Conversion to the Company.

Section 7.     Negative Covenants. As long as any portion of this Debenture remains outstanding, the Company shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

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d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Debenture;

e) repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than the Debentures if on a pro-rata basis;

f) pay cash dividends or distributions on any equity securities of the Company;

g) enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

h) enter into any agreement with respect to any of the foregoing.

Section 8.     Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of any Debenture or (B) interest, liquidated damages and other amounts owing to a Holder on any Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within 3 Trading Days;

ii. the Company shall fail to observe or perform any other covenant or agreement contained in the Debentures (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (x) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) 10 Trading Days after the Company has become or should have become aware of such failure;

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iii. a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) below);

iv. any representation or warranty made in this Debenture, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v. the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X)  shall be subject to a Bankruptcy Event;

vi. the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $150,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii. the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five Trading Days;

viii. the Company shall be a party to any Change of Control Transaction or Fundamental Transaction or shall agree to sell or dispose of all or in excess of 33% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction);

ix. if the Company fails (after written demand from the Holder) to provide at all times the Registration Statement or usable prospectus that permits the Company to issue the Conversion Shares or which allows the Holder to sell the Conversion Shares pursuant thereto, subject to a grace period of 20 calendar days in the aggregate in any 365-day period;

x. the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to Section 4(d) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of any Debentures in accordance with the terms hereof; or

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xi. any monetary judgment, writ or similar final process shall be entered or filed against the Company, any subsidiary or any of their respective property or other assets for more than $150,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b) Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Debenture, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount.  Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law.  Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Debenture to or as directed by the Company.  In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Debenture until such time, if any, as the Holder receives full payment pursuant to this Section 8(b).  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9.	Miscellaneous.

a) Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number or address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 9(a).  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears, at the principal place of business of the Holder.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page prior to 5:30 p.m. (New York City time), (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

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b) Absolute Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed.  This Debenture is a direct debt obligation of the Company.  This Debenture ranks  pari passu  with all other Debentures now or hereafter issued under the terms set forth herein.

c) Lost or Mutilated Debenture.  If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law, Arbitration.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with, and any dispute between the parties relating to or arising from the Transaction Documents shall be governed by, the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Debenture and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents), as well as any dispute between the parties relating to the Transaction Documents, shall be resolved by binding arbitration in San Francisco, California before an arbitrator with experience in commercial disputes relating to securities.  The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures, or, if for any reason JAMS refuses to administer such arbitration or JAMS is no longer in business, by the American Arbitration Association ( “AAA ”) in accordance with its rules and procedures. Unless the arbitrator determines that there is exceptional need for additional discovery, discovery in the arbitration shall be limited as follows:  (1) the parties shall exchange non-privileged relevant documents including, without limitation, all documents that the parties intend to use as evidence in the arbitration; and (2) each party shall be entitled to take one deposition of seven hours duration of either an opposing party or a non-party.  If one party fails to respond within 20 days after the other party mails a written list of proposed arbitrators to that party by either agreeing to one of the proposed arbitrators or suggesting 3 or more alternate arbitrators, the proposing party may select the arbitrator from among its initial list of proposed arbitrators and JAMS (or AAA if it is administering the arbitration) shall then appoint that arbitrator to preside over the arbitration.  If the parties are unable to agree on an arbitrator, the parties shall select an arbitrator pursuant to the rules of JAMS (or AAA if it is administering the arbitration). Where reasonable, the arbitrator shall schedule the arbitration hearing within four (4) months after being appointed.  The arbitrator must render a decision in writing, explaining the legal and factual basis for decision as to each of the principal controverted issues.  The arbitrator’s decision will be final and binding upon the parties.  A judgment upon any award may be entered in any court of competent jurisdiction.  This clause shall not preclude the parties from seeking provisional remedies in aid of arbitration, such as injunctive relief, from any court of competent jurisdiction. Each party shall be responsible for advancing one-half of the costs of arbitration, including all JAMS (or AAA) fees; provided that, in the award, the prevailing party shall be entitled to recover all of its costs and expenses, including reasonable attorneys’ fees and costs, arbitrator fees, JAMS (or AAA) fees and costs, and any attorneys’ fees and costs incurred in compelling arbitration.  The parties are not waiving, and expressly reserve, any rights they may have under federal securities laws, rules, and regulations, and any such rights shall be determined in the arbitration provided for herein.  Each party hereby irrevocably agrees and submits to the jurisdiction of the federal and state courts located in the City of San Francisco, California, for any suit, action or proceeding enforcing this arbitration provision or entering judgment upon any arbitral award made pursuant to this arbitration provision, and each party hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, or that such suit, action or proceeding is an inconvenient venue.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  This provision will be interpreted, construed and governed according to the Federal Arbitration Act (9 U.S.C. Sections 1 et seq.).

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e) Waiver.  Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture.  Any waiver by the Company or the Holder must be in writing.

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f) Severability.  If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings.  The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

i) Assumption.  Any successor to the Company or any surviving entity in a Fundamental Transaction shall (i) assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Debenture and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new debenture of such successor entity evidenced by a written instrument substantially similar in form and substance to this Debenture, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Debenture and having similar ranking to this Debenture, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed).  The provisions of this Section 9(i) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Debenture.

*********************

(Signature Pages Follow)

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IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

HYPERDYNAMICS CORPORATION

By:	/s/ Kent Watts
Name: Kent Watts
Title: President
Facsimile No. for delivery of Notices: _______________

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 10% Convertible Debenture due September 12, 2012 of Hyperdynamics Corporation, a Delaware corporation (the “ Company ”), into shares of common stock (the “ Common Stock ”), of the Company according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Debenture, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
Date to Effect Conversion:

Principal Amount of Debenture to be Converted:

Payment of Interest in Common Stock __ yes __ no
If yes, $_____ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:
Account No:

Schedule 1

CONVERSION SCHEDULE

This 10% Convertible Debenture due on September 12, 2012 in the original principal amount of $5,000,000 is issued by Hyperdynamics Corporation, a Delaware corporation.  This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

Exhibit "E"

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Agreement”), dated as of November 20, 2008 is entered into by and between Hyperdynamics Corporation, a Delaware corporation (the “ Company ”), Enable Growth Partners LP (“ Enable Growth ”) and Enable Opportunity Partners LP (“ Enable Opportunity ”, and together with Enable Growth, the “ Enable ” or the “ Holders ”). Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms as set forth in the Purchase Agreements (as defined below).

WHEREAS, the Company and the Holders are parties to that certain Securities Purchase Agreement dated May 11, 2008 (the “ May Purchase Agreement ”) pursuant to which the Company issued to the Holders shares of Common Stock and warrants to purchase Common Stock (the “ May Warrants ”);

WHEREAS, the Company and Enable Growth are parties to that certain Securities Purchase Agreement dated August 29, 2008 (the “ August Purchase Agreement ” and together with the May Purchase Agreement, the “ Purchase Agreements ”) pursuant to which the Company issued to Enable Growth a 10% Convertible Debenture, due September 12, 2012 in the original aggregate principal amount equal to $5,000,000 (the “ Debenture ”) and warrants to purchase Common Stock (the “ September Warrants ” and together with the May Warrants, the “ Warrants ”); and

WHEREAS, the Company has requested that the Holders agree to amendments under the Transaction Documents, and the Holders have agreed to such request, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

10.           Adjustment to Conversion Price of Debenture.  The Conversion Price of the Debenture shall be reduced to be equal to $1.65 per share, subject to further adjustment as set forth in the Debenture. As such, Section 4(b) of the Debenture is hereby deleted in its entirety and replaced with the following:  “ Conversion Price .  The conversion price in effect on any Conversion Date shall be equal to $1.65, subject to adjustment herein (the “ Conversion Price ”). ”

11.           Adjustment to Exercise Price of Warrants.  The Exercise Price of the Warrants shall be amended as follows:

.1           The May Warrant shall be reduced to equal $2.00 per share, subject to further adjustment as set forth in the Warrants. As such, Section 2(b) of the Warrants is hereby deleted in its entirety and replaced with the following:  “ Exercise Price .  The exercise price per share of the Common Stock under this Warrant shall be $2.00, subject to adjustment hereunder (the “ Exercise Price ”).”

.2           The Series A September Warrants shall be reduced to equal $2.25 per share, subject to further adjustment as set forth in the Warrants. As such, Section 2(b) of the Warrants is hereby deleted in its entirety and replaced with the following: “ Exercise Price .  The exercise price per share of the Common Stock under this Warrant shall be $2.25, subject to adjustment hereunder (the “ Exercise Price ”).”

.3           The Series B September Warrants shall be reduced to equal $2.50 per share, subject to further adjustment as set forth in the Warrants. As such, Section 2(b) of the Warrants is hereby deleted in its entirety and replaced with the following: “ Exercise Price .  The exercise price per share of the Common Stock under this Warrant shall be $2.50, subject to adjustment hereunder (the “ Exercise Price ”).”

12.           Issuance of Shares of Common Stock; Limitation on Conversions of the Debenture; Shareholder Approval .

.4           Conversion of Debenture.  Pursuant to this Agreement, Enable Growth hereby elects to convert $3,254,166.30 principal amount of Debentures (this Agreement shall be deemed delivered in lieu of a Notice of Conversion) resulting in the issuance of 1,972,222 shares of Common Stock to Enable Growth.  On the Trading Day immediately following the date hereof, the Company shall deliver to Enable Growth 1,972,222 shares of Common Stock electronically to the DTC account of Enable Growth as set forth on the signature pages hereto.  As a result of the conversion into 1,972,222 shares pursuant hereto, the Company shall have a Voluntary Conversion Make-Whole Interest Payment immediately due and payable in the amount of $1,301,666.50, which amount shall be treated as an Accreted Payment pursuant to paragraph 4 hereunder resulting in a principal amount outstanding pursuant to the Debenture immediately following the consummation of this Agreement of $2,485,000.20.  The terms and conditions of the conversion shall otherwise be governed by the terms and conditions of the Debenture.

.5           Limitation on Conversions.

1.
From the date hereof until the earlier of January 12, 2009 or such time that the trading price of the Common Stock on the Trading Market exceeds $2 per share (subject to adjustment for reverse and forward stock splits and the like) (“ Limitation Period ”), except for the conversion pursuant to paragraph 5(a), Enable Growth shall not convert more than $45,833.70 principal amount of the Debentures, in the aggregate during such period.  So long as this restriction is in effect, the Equity Conditions shall not be deemed to have been met by the Company.

2.
During the Limitation Period, Enable hereby agrees that it shall not sell shares of Common Stock on the Trading Market in an amount greater than 50% of the daily trading volume for the applicable Trading Day.

.6           Obligation to List Additional Shares.  Section 4.11 of the Purchase Agreement shall be deleted in its entirety and replaced with the following obligation of the Company:

“The Company hereby agrees to use best efforts to maintain the listing and quotation of the Common Stock on a Trading Market, and as soon as reasonably practicable following the date hereof (but not later than the fifth business day following the date hereof) to list or quote all of the Underlying Shares, but in no event less than 1,100,000 shares underlying the Debentures on such Trading Market in addition to the shares already listed or quoted prior to the date hereof.  The Company further agrees, as soon as reasonably practicable following the date hereof (but not later than the fifth business day following the date hereof), to amend the listing application previously filed with the Trading Market to reallocate 888,888 shares of Common Stock previously allocated for the payment of interest with the listing on the Trading Market to be allocated for the payment of principal of the Debentures. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Underlying Shares, and will take such other action as is necessary to cause all of the Underlying Shares to be listed or quoted on such other Trading Market as promptly as possible.  The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.  Notwithstanding the removal hereunder of the Company’s affirmative obligation to seek Shareholder Approval, the Company acknowledges and agrees that all conditions, terms and restrictions set forth in the Transaction Documents that require Shareholder Approval remain in full force and effect and are not waived by the removal of such provision.  Additionally, the Company acknowledges and agrees that the failure to obtain Shareholder Approval could result in the Company having to fulfill its obligations by the payment of cash rather than the issuance of shares of Common Stock.”

13.           Payment-in-Kind of Interest and Voluntary Conversion Make-Whole Interest Payments.  In addition to any other rights of payment the Company may have under the Debenture, the Company may, at the Company’s option, accrete interest payments and Voluntary Conversion Make-Whole Interest Payments to the outstanding principal amount of the Debenture (the “ Accreted Payments ”) which Accreted Payments shall proportionally and equally increase all remaining Monthly Redemption Amounts;  provided ,  however , any Accreted Payments shall accrue only ordinary interest of 10% per annum and, upon conversion or redemption of such Accreted Payments, shall not be subject to any further make-whole interest payable due pursuant to the Debenture.  In order for the Company to Exercise its right to accrete payments hereunder, as to any ordinary interest payments, the Company must give at least 20 Trading Days’ prior written notice to the applicable Interest Payment Date to Enable Growth and as to any Voluntary Conversion Make-Whole Interest Payments, the Company must have notified Enable Growth prior to a Notice of Conversion being delivered to the Company that any Voluntary Conversion Make-Whole Interest Payments shall thereafter be accreted to principal.  Any notices to accrete shall be irrevocable absent 25 Trading Days’ prior notice that such payments shall not longer be accreted.  As to any Accreted Payments relating to ordinary interest, the Company must include in the applicable notice an amended Conversion Schedule showing the increase in principal as well as a calculation of the new Monthly Redemption Amount, which schedule shall be duly certified and executed by the Company’s Chief Financial Officer.  As to any Accreted Payments relating to a conversion by the Holder thereof, such Conversion Schedule, duly certified and executed, shall be delivered within 3 Trading Days of receipt by the Company of the Notice of Conversion.  Any failure to strictly comply with the terms hereunder or the Debenture shall result in an immediate termination of the Company Right to pay in Accreted Payments.  The Company’s rights under this paragraph 4 are conditioned upon compliance with all applicable laws, rules and regulations, including but not limited to the Trust Indenture Act of 1939, and that the shares of Common Stock underling any Accreted Payments are at all times unrestricted, free trading and issued without legends of any kind.  If, upon the advice of legal counsel to Enable Growth, the Accreted Payments are believed (the “ Belief ”) to violate any law, rule or regulation, including but not limited to the Trust Indenture Act of 1939, then Enable shall so advise the Company and within 10 Trading Days thereafter, Enable Growth and the Company shall commence and complete a discussion (the “ Discussion ”) to discuss the Belief.  In the event the Discussion does not satisfy Enable Growth’s Belief, in the sole discretion of Enable Growth, then the rights of the Company hereunder shall terminate immediately and any Accreted Payments then outstanding shall be paid in cash to Enable Growth within 10 Trading Days that demand for such payment is made in writing by Enable Growth. The Company hereby elects that the interest payment due to Enable Growth on January 1, 2009 shall be treated as an Accreted Payment pursuant to the terms and conditions of this paragraph 4 resulting in a principal amount outstanding pursuant to the Debenture immediately following January 1, 2009 to increase by the amount of such interest payment.

14.           Prepayment of Debenture.  During the Limitation Period, the Company may exercise the Optional Redemption pursuant to Section 6(a) of the Debenture provided that, during such period only and provided such conditions are met, (a) the Optional Redemption Amount shall be equal to the sum of (i) 110% of the then outstanding principal amount of the Debenture, including any Accreted Payments accreted on the date such payment is made, (ii) accrued but unpaid interest and (iii) all liquidated damages and other amounts due in respect of the Debentures and (b) the Optional Redemption Period shall be 3 Trading Days.  To clarify, other than the Accreted Payments, which shall be due and payable, the Optional Redemption Make-whole Interest Amount shall not be payable if the Optional Redemption is exercised pursuant to this paragraph 5.   Enable Growth hereby agrees that it shall not exercise its right to convert the Debenture pursuant to Section 4 during the Optional Redemption Period;  provided ,  however , any Notices of Conversion delivered prior to such Optional Redemption Period shall be promptly honored by the Company prior to the applicable Optional Redemption Date.  Any failure to strictly comply with the terms hereunder or under the Debenture, including the Company’s obligations to duly and timely honor all Notices of Conversion delivered prior to such 3 rd  Trading Day prior to the Optional Redemption Date and obligation to pay the Option Redemption Amount on the 3 rd Trading Day following the Optional Redemption Notice Date, shall result in the immediate termination of this paragraph 5 which shall be deemed null and void and no longer of any force or effect,  ab initio ..

15.           Incurable Events of Default.  Any failure of the Company to strictly comply with its obligations hereunder shall be deemed an Event of Default without any opportunity to cure by the Company.

16.           Preliminary Injunction. Within one Trading Day after the date hereof, the Company shall have withdrawn any and all requests for a preliminary injunction and any other litigious filings which the Company previously filed against Enable or Enable Growth.  The Company has no intention to, or knowledge of any facts or circumstances that could lead it to reasonably believe that it will, undertake any action against Enable or Enable Growth for the foreseeable future and fully intends to comply in all respects with the terms and conditions of this Agreement and the Transaction Documents.

17.           Representations and Warranties of the Company.  The Company hereby makes the representations and warranties set forth below to the Holders as of the date of its execution of this Agreement:

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby or thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

Equal Consideration.  No consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

Survival and Bring Down.  All of the Company’s representations and warranties contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties hereto.  The Company expressly reaffirms that each of the representations and warranties set forth in the Purchase Agreement, continues to be true, accurate and complete in all material respects as of the date hereof (except for any representation and warranty made as of a certain date, in which case such representation and warranty shall be true, accurate and complete as of such date), and the Company hereby remake and incorporate herein by reference each such representation and warranty as though made on the date of this Agreement.

18.           Representations and Warranties of the Holders.  Each Holder hereby makes the representation and warranty set forth below to the Company as of the date of its execution of this Agreement. Such Holder represents and warrants that (a) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (b) this Agreement has been duly executed and delivered by such Holder and constitutes the valid and binding obligation of such Holder, enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

19.           Public Disclosure.  On or before 9:30 am (NY time) on the second business day following the date hereof, the Company shall file a Current Report on Form 8-K or Form 10-Q, reasonably acceptable to the Holders disclosing the material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit thereto. The Company shall consult with the Holders in issuing any other press releases with respect to the transactions contemplated hereby.

20.           Effect on Transaction Documents.  Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Company may have to the Holders under the Transaction Documents.  Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of any other Transaction Document, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

21.           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders.

22.           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreements.

23.           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties;  provided ,  however , that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

24.           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

25.           Fees and Expenses.  Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

26.           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Purchase Agreements.

27.           Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

28.           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

29.           Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices in this Agreement shall be other subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and similar transactions of the Common Stock that occur after the date of this Agreement.

30.           Entire Agreement.  The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

31.           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof

32.           Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holders hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HYPERDYNAMICS CORPORATION

By:	/s/ Kent Watts
Name: Kent Watts
Title: President

********************

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR HOLDER FOLLOWS]

[HOLDER’S SIGNATURE PAGE TO HDY AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Enable Growth Partners LP
Signature of Authorized Signatory of Holder: /s/ Brendan O’Neil
Name of Authorized Signatory: Brendan O’Neil
Title of Authorized Signatory: President & CIO

DTC Instructions:

[SIGNATURE PAGES CONTINUE]

[HOLDER’S SIGNATURE PAGE TO HDY AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Enable Opportunity Partners LP
Signature of Authorized Signatory of Holder: /s/ Brendan O’Neil
Name of Authorized Signatory: Brendan O’Neil
Title of Authorized Signatory: President & CIO

Exhibit "F"

Hyperdynamics Corporation

COMPENSATION COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Hyperdynamics Corporation (the “Company”). The Committee shall consist of not less than two independent directors. The number of directors constituting the Committee, and those serving on the Committee (its “Members”), shall be determined annually by the Board. Members shall serve during their respective terms as directors, subject to earlier removal by the Board. Company management, independent auditors and corporate counsel and other consultants and advisors may attend each meeting or portions thereof as requested by the Committee, except as otherwise prohibited by the rules of the American Stock Exchange (“AMEX”). The Committee shall hold one meeting each year and may call special meetings when necessary.

INDEPENDENCE

Each Member of the Committee must be:

•	an “independent director,” as defined under the rules of the American Stock Exchange (the “Rules”), except as may be otherwise permitted under the Rules;

•	a “non-employee director,” as defined in Rule 16b-3 promulgated under

Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

•	an “outside director,” as defined under Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

PURPOSE AND AUTHORITY

The Committee shall discharge the Board’s responsibilities with respect to all forms of compensation of the Company’s executive officers and produce a report on executive compensation for inclusion in the Company’s proxy statement if required by SEC rules or AMEX rules. This charter sets forth the authority and responsibility of the Committee for approving and evaluating executive officer compensation arrangements

RESPONSIBILITIES

The following functions shall be the principal responsibilities of the Compensation Committee, provided, however, that the Committee may supplement these functions as it deems appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

1.	The Committee will have the authority to determine the form and amount of compensation to be paid or awarded to each executive officer of the Company.

2.
The Committee shall recommend to the Board the compensation and benefits of the non-employee directors, based on criteria set forth in the Company’s Corporate Governance Policy and such other considerations as the Committee deems appropriate. In addition, the Committee, in its sole discretion, may award additional compensation and benefits to its chairperson and to the chairpersons of other committees of the Board, in view of the additional time and effort the chairpersons are required to expend in performing their additional duties as chairpersons.

3.
The Committee will have the sole authority and right to retain and terminate compensation consultants, legal counsel and other advisors of its choosing to assist the Committee in connection with its functions. The Committee shall have the sole authority to approve the fees and other retention terms of such advisors at the expense of the Company and not at the expense of the members of the Committee.

4.
The Committee will annually review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer (“CEO”) and evaluate the CEO performance in light of these goals and objectives. Based on this evaluation, the Committee will make and annually review decisions respecting (a) salary paid to the CEO, (b) all cash-based bonuses and equity compensation paid to the CEO, (c) entering into, amending or extending any employment contract or similar arrangement with the CEO, (d) any CEO severance or change in control arrangement, and (e) any other CEO compensation matters as from time to time directed by the Committee or the Board. In determining the long-term incentive component of the CEO’s compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at companies that the Committee determines comparable based on factors it selects, and the incentive awards given to the Company’s CEO in prior years.

5.
The Committee will annually review and approve the corporate goals and objectives relevant to the compensation of other executive officers. In light of these goals and objectives, the Committee will make and annually review decisions respecting (a) salary paid to the executive officers, (b) all cash-based bonuses and equity compensation paid to the executive officers, (c) entering into, amending or extending any employment contract or similar arrangement with one or more executive officers, (d) executive officers’ severance or change in control arrangements, and (e) any other executive officer compensation matters as from time to time directed by the Committee or the Board. In determining the long-term incentive component of the executive officers’ compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to executive officers at similar companies.

6.
The Committee will meet with the CEO at least once in each fiscal year to discuss the incentive compensation programs to be in effect for the Company’s executive officers for such fiscal year and the corporate goals and objectives relevant to those programs.

7.	The Committee will report regularly to the Board of Directors.

8.	The Committee will prepare an annual report to the stockholders, for inclusion in the Company’s annual proxy statement, in accordance with the rules and regulations of the SEC and the AMEX.

9.	The Committee will at least annually review and assess its performance and submit a report on its performance to the Board.

10.	The Committee will review this charter annually and recommend to the Board any changes it deems appropriate.

FUNDING

The Company shall issue payments as directed by the Committee of compensation to the outside legal, accounting and other advisors retained by the Committee in its discretion pursuant to this charter.

MEETINGS AND QUORUM

Meetings may be conducted on reasonable notice to the Committee members, at a mutually agreed location or by telephone conference call, as deemed appropriate by the Committee Chairman. Attendance by a majority of members shall constitute a quorum for the transaction of business at any meeting. The Committee shall maintain written minutes of its meetings; the Committee also may act by unanimous written consent in lieu of a meeting.

Adopted by the Board of Directors - July 12, 2006
The initial members of the Compensation Committee are L. Gene Stohler and Al Young.

Exhibit “G”

Letter from former certifying accountant.

December 19, 2008

Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

We have read Item 4.01 included in the Form 8-K dated December 17, 2008 of Hyper dynamics Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained in paragraphs 1 and 3. We have no basis to agree or disagree with the statements contained in paragraph 2.

Sincerely,

/s/ Malone & Bailey, PC
Houston, Texas
www.malone-bailey.com

SUPPLEMENTARY INFORMATION

1.    Hyperdynamics will register the common stock issuable pursuant to the 10% Convertible Debenture that is in excess of shares previously registered for the 10% Convertible Debenture as soon as practicable after our shareholders approval Proposal 2.

 2.   In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement filed with the Commission shall include a manually signed copy of the accountant's report. If the financial statements are incorporated by reference, a manually signed copy of the accountant's report shall be filed with the definitive proxy statement.   The accountant's report is as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Hyperdynamics Corporation
Houston, Texas

We have audited Hyperdynamics Corporation’s (“Hyperdynamics” or the “Company”) internal control over financial reporting as of June 30, 2008, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Hyperdynamics management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in Management’s Report on Internal Control over Financial Reporting appearing under Item 9A. Our responsibility is to express an opinion on the effectiveness of Hyperdynamics’ internal control over financial reporting based upon our audit.

We conducted our audit of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we consider necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed by, or under the supervision of, the Company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the Company’s board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, and includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.

The following material weaknesses have been identified at June 30, 2008 and included in management’s assessment:

1.
The control environment, which is the responsibility of senior management, sets the tone of the organization, influences the control consciousness of its people, and is the foundation for all other components of internal control over financial reporting. The Company did not maintain an effective control environment due to the aggregate effect of multiple deficiencies in internal controls, which affect the Company’s control environment, including:

a) the ineffective implementation and enforcement of the limits on the delegation of authority for expenditure from the Board of Directors to management, including the failure by management to obtain the requisite Board of Director’s approvals for certain expenditures; b) the lack of an effective process for identification of fraud risks; c) a failure to implement and ensure consistent acknowledgment of the Company’s Code of Ethics; d) the lack of an internal audit function or other effective mechanism for ongoing monitoring of the effectiveness of internal controls; e) lack of documentation and communication of Hyperdynamics’ accounting policies and procedures; and f) a failure to develop and implement adequate internal accounting controls over the Company’s Guinea operations to ensure that receipts and expenditures are made only in accordance with authorizations of management, that the resulting records properly reflect the purpose and recipient of payments, an that these records, in reasonable detail, accurately and fairly reflect the underlying transaction and disposition of assets.

2.	Limited number of qualified accounting personnel with expertise with SEC reporting and generally accepted accounting principles.

3.
Ineffective application of generally accepted accounting principles and ineffective accounting system controls that resulted in incomplete and inaccurate disclosures in the notes to Hyperdynamics’ financial statements and the identification of $518,000 of additional expense attributable to the accounting treatment of warrant repricings.

4.
Lack of effective segregation of duties, resulting in the inability of the Chief Financial Officer and the Chief Executive Officer to perform an independent review and quality assurance function within the accounting and financial reporting group. Additionally, management and accounting personnel have widespread access to create and post entries within the Company’s accounting system without the appropriate level of review.

5.
The departure of a member of financial management responsible for overseeing all aspects of Guinea finance and accounting in March 2008, resulting in a lack of direct finance and accounting oversight in Guinea through the end of the 2008 fiscal year.

These material weaknesses were considered in determining the nature, timing and extent of audit tests applied in our audit of the financial statements as of and for the year ended June 30, 2008, and this report does not affect our report dated September 30, 2008 on those financial statements.

In our opinion, because of the effects of the material weaknesses described above on the achievement of the criteria established in Internal Control-Integrated Framework issued by COSO, Hyperdynamics' control over financial reporting as of June 30, 2008 was not effective.

/s/ Malone & Bailey, PC

Malone & Bailey, PC
Houston, Texas
September 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Hyperdynamics Corporation Houston, Texas

We have audited the accompanying consolidated balance sheets of Hyperdynamics Corporation as of June 30, 2008 and 2007, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended June 30, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hyperdynamics Corporation as of June 30, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 2008 in conformity with accounting principles generally accepted in the United States of America.
We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Hyperdynamics Corporation’s internal control over financial reporting as of June 30, 2008 based on the criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, and our report dated September 30, 2008 expressed an adverse opinion on the effectiveness of Hyperdynamics Corporation’s internal control over financial reporting.

/s/ Malone & Bailey, PC

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas
September 30, 2008